Exhibit 10.1
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
IXF_00269418.0

CONFIDENTIAL
INDEX LICENSE AGREEMENT FOR EXCHANGE TRADED FUNDS
THIS INDEX LICENSE AGREEMENT FOR EXCHANGE TRADED FUNDS (this “Agreement” including all Schedules, Exhibits, Addenda, Amendments and other attachments or modifications hereto), dated and effective as of October 1, 2022, is made by and among MSCI Inc. and MSCI Limited (as applicable, “MSCI”) and BlackRock Fund Advisors (“Licensee”).
WHEREAS, MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) and BlackRock, Inc. entered into the Data License Agreement (internal MSCI reference HDL_03442) dated as of July 1, 2011 (the “Data License”), pursuant to which BlackRock, Inc. licenses MSCI indexes for the internal use of BlackRock, Inc. and its affiliates;
WHEREAS, MSCI Inc. and BlackRock Fund Advisors entered into the Index License Agreement for Funds (internal MSCI reference IXF_00040) dated as of March 18, 2000 (the “US ETF Agreement”);
WHEREAS, MSCI Inc. and BlackRock Institutional Trust Company, N.A. (formerly known as Barclays Global Investors, N.A.) entered into the Index License Agreement for Funds (internal MSCI reference IXF_00004) dated as of May 18, 2001 (the “Non-US ETF Agreement”);
WHEREAS, the parties hereto wish to terminate the US ETF Agreement and the Non-US ETF Agreement including all schedules, exhibits, addenda, amendments and other attachments or modifications thereto and replace them with this Agreement;
WHEREAS, references to “MSCI” in this Agreement and any Schedule (as defined in Section 1(a) below) shall mean MSCI Limited with respect to the Non-US License (as defined below) and MSCI Inc. with respect to the US License (as defined below);
WHEREAS, MSCI Inc. is entering into this Agreement and any Schedule solely with respect to, and responsible for, the Indexes received and used by Licensee for funds that are domiciled in the United States (the “US License”) and MSCI Limited is entering into this Agreement and any Schedule solely with respect to, and responsible for, the Indexes received and used by Licensee for funds that are domiciled outside of the United States (the “Non-US License”);
WHEREAS, MSCI Inc. is not obligated to perform and does not guarantee the performance of the Non-US License and MSCI Limited is not obligated to perform and does not guarantee the performance of the US License;
WHEREAS, MSCI owns rights to, and engages in a variety of business activities in connection with, certain indexes and the proprietary data contained therein, among which are the indexes listed in any Schedule (such indexes and the data contained therein are hereinafter referred to as the “Indexes”);
WHEREAS, MSCI calculates, maintains and publishes the Indexes;

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WHEREAS, MSCI uses in commerce and owns trade name, trademark and service mark rights to the designations MSCI; ACWI; EAFE®; and all Index names (such rights are hereinafter individually and collectively referred to as the “Marks”);
WHEREAS, Licensee wishes to use the Indexes as the basis of the exchange traded funds described in any Schedule (the “Funds”);
WHEREAS, Licensee wishes to use the Indexes and the Marks to sponsor, issue, establish, organize, structure, manage, operate, offer, sell, market, promote, write, list, trade, exchange and distribute (collectively, “Sponsor”) the Funds and to make disclosures about the Funds under applicable laws, rules and regulations in order to indicate that MSCI is the source of the Indexes; and
WHEREAS, Licensee wishes to obtain MSCI’s authorization to use the Indexes and to refer to the Indexes and the Marks in connection with the Funds pursuant to the terms and conditions hereinafter set forth.
NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:
1.Grant of License
(a)License. Subject to the terms and conditions of this Agreement, MSCI grants to Licensee a non-transferable, non-exclusive license (i) to use one or more of the Indexes licensed under the Data License as the basis, or as a component, of the Funds (in accordance with the restrictions set forth in each Schedule); (ii) to use and refer to the Indexes and Mark (in accordance with the restrictions set forth in each Schedule) in the names of the Funds; (iii) to Sponsor the Funds; and (iv) to make such disclosure about the Funds as Licensee deems necessary, electronically or otherwise, under any applicable laws, rules or regulations. Licensee shall not disseminate electronically or in any other fashion to any third party any information related to the Indexes that is designated as “Confidential” or “Proprietary” by MSCI (except as provided in Section 8(c) below). “Schedule” means any schedule to this Agreement pursuant to which MSCI licenses to Licensee one or more specified Indexes licensed under the Data License for one or more specified Funds. Each Schedule shall identify the relevant Index(es), Fund(s), license fees, applicable Licensee entity (e.g., BlackRock Fund Advisors) and any special terms or conditions.
(b)Sub-License to Funds.
(i)Except for the rights granted to Licensee under this Section 1(b) and Section 1(c) below, Licensee shall not be permitted to grant or share use of the Indexes or Marks with any other entity.
(ii)Licensee shall be permitted to grant a sub-license (“Sub-License”) of the Indexes or Marks specified in the relevant Schedule to any Fund for which Licensee or an affiliate of Licensee is an investment advisor, fund manager or equivalent thereto (“Fund Sub-Licensees”) and shall thereby itself provide the Indexes or Marks or relevant part of the Indexes or Marks (“Sub-Licensed Services”) to the Fund Sub-Licensees on such terms as shall be agreed between Licensee and such Fund Sub-Licensees, provided that in all cases:
(A)the terms and scope of any such Sub-License shall not exceed the terms and scope of the license granted to Licensee by MSCI under this Agreement and any applicable Schedule or addendums to this Agreement, it being understood that MSCI does not require any such Sub-License to be in a written agreement;
(B)any license fee payable by the Fund Sub-Licensees to Licensee under the Sub-License shall be determined by Licensee and the Fund Sub-Licensees;
(C)there shall be no right on the part of the Fund Sub-Licensees to grant a sub-license or share use of the Sub-Licensed Services with any other person or entity;

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(D)the Fund Sub-Licensees shall have no rights or obligations as against MSCI and Licensee shall be solely responsible for the provision of the Sub-Licensed Services to the Fund Sub-Licensees;
(E)Licensee acknowledges and agrees that Licensee (i) is the recipient of the Indexes or Marks from MSCI under this Agreement and all Schedules, addendums, exhibits and attachments hereto for the purposes of any applicable value added tax or goods and services tax (“VAT/GST”) and (ii) will account for any VAT/GST properly due in Licensee’s jurisdiction on Licensee’s receipt of that supply (and to the extent that Licensee makes supplies to a Fund Sub-Licensee, any VAT/GST properly due on that supply in the Fund Sub-Licensee’s jurisdiction will be accounted for by the Fund Sub-Licensee or by the Licensee, if the Licensee and the Fund Sub-Licensee are in the same jurisdiction);
(F)any breach of the Sub-License by any of the Fund Sub-Licensees, will be deemed a breach of this Agreement or such Schedules, addendums, exhibits and attachments hereto by Licensee and Licensee shall be liable to MSCI for such breach (it being acknowledged and agreed that, should a breach of the Sub-License occur, MSCI shall only have rights against Licensee and MSCI shall have no rights whatsoever against the Fund Sub-Licensees except to seek injunctive relief, however, where MSCI seeks injunctive relief, any such relief shall be subject to Article 5 below;
(G)any damages suffered by Licensee and/or any Fund Sub-Licensee resulting from a breach of this Agreement by MSCI or its affiliates shall be treated as damages of Licensee for which Licensee may claim against MSCI or its affiliates;
(H)claims against MSCI arising from any Fund Sub-Licensee’s use of the Indexes or Marks shall be brought directly by Licensee;
(I)if this Agreement or any applicable Schedules, addendums, exhibits or attachments hereto is terminated for any reason, any relevant Sub-License(s) with respect to the applicable Indexes, Marks and/or the Fund(s) will immediately terminate in accordance with the terms in Sections 4 and 5 of this Agreement; and
(J)the Sub-License shall immediately terminate with respect to any Fund Sub-Licensee if such Sub-Licensee ceases to be managed or advised by Licensee or an affiliate of Licensee, and Licensee shall promptly notify MSCI if this is the case.
(c)Sub-License to Licensee Affiliates.
(i)    Licensee shall be permitted to grant a Sub-License of the Indexes or Marks specified in the relevant Schedule to an affiliate of Licensee (“Affiliate Sub-Licensees”) and shall thereby itself provide the Indexes or Marks or relevant part of the Indexes or Marks (“Sub-Licensed Services”) to the Affiliate Sub-Licensees on such terms as shall be agreed between Licensee and such Affiliate Sub-Licensees, provided that in all cases:
(A)    the terms and scope of any Sub-License shall not exceed the terms and scope of the license granted to Licensee by MSCI under this Agreement and any applicable Schedule or addendums to this Agreement, it being understood that MSCI does not require any such Sub-License to be in a written agreement;
(B)    any license fee payable by the Affiliate Sub-Licensees to Licensee under the Sub-License shall be determined by Licensee and the Affiliate Sub-Licensees;
(C)    except as set forth in Section 1(c)(ii) below, there shall be no right on the part of the Affiliate Sub-Licensees to grant a sub-license or share use of the Sub-Licensed Services with any other person or entity;

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(D)    the Affiliate Sub-Licensees shall have no rights or obligations as against MSCI and Licensee shall be solely responsible for the provision of the Sub-Licensed Services to the Affiliate Sub-Licensees;
(E)    Licensee acknowledges and agrees that Licensee (i) is the recipient of the Indexes or Marks from MSCI under this Agreement and all Schedules, addendums, exhibits and attachments hereto for the purposes of any applicable value added tax or goods and services tax (“VAT/GST”) and (ii) will account for any VAT/GST properly due in Licensee’s jurisdiction on Licensee’s receipt of that supply (and to the extent that Licensee makes supplies to an Affiliate Sub-Licensee, any VAT/GST properly due on that supply in the Sub-Licensee’s jurisdiction will be accounted for by the Affiliate Sub-Licensee or by the Licensee, if the Licensee and the Affiliate Sub-Licensee are in the same jurisdiction);
(F)    any breach of the Sub-License by any of the Affiliate Sub-Licensees, will be deemed a breach of this Agreement or such Schedules, addendums, exhibits and attachments hereto by Licensee and Licensee shall be liable to MSCI for such breach (it being acknowledged and agreed that, should a breach of the Sub-License occur, MSCI shall only have rights against Licensee and MSCI shall have no rights whatsoever against the Affiliate Sub-Licensees except to seek injunctive relief however, where MSCI seeks injunctive relief, any such relief shall be subject to Article 5 below;
(G)    any damages suffered by Licensee and/or any Affiliate Sub-Licensee resulting from a breach of this Agreement by MSCI or its affiliates shall be treated as damages of Licensee for which Licensee may claim against MSCI or its affiliates;
(H)    claims against MSCI arising from any Affiliate Sub-Licensee’s use of the Indexes or Marks shall be brought directly by Licensee;
(I)    if this Agreement or any applicable Schedules, addendums, exhibits or attachments hereto is terminated for any reason, any Sub-License with respect to the applicable Indexes or Marks will immediately terminate in accordance with the terms in Sections 4 and 5 of this Agreement; and
(J)    the Sub-License shall immediately terminate in accordance with the terms in Sections 4 and 5 of this Agreement with respect to any Affiliate Sub-Licensee if such Sub-Licensee ceases to be an affiliate, and Licensee shall promptly notify MSCI if this is the case.
(ii)    In addition, subject to the terms of Section 1(b), Affiliate Sub-Licensees shall be permitted to grant a Sub-License of the relevant Sub-Licensed Services directly to Fund Sub-Licensees and shall thereby itself provide the Sub-Licensed Services to the Funds.
(d)Fund Launch. Unless otherwise agreed by the parties, Licensee will initiate appropriate regulatory filings with respect to the applicable Fund(s) [***], MSCI may, as its exclusive remedy under this Agreement and upon written notice to Licensee, terminate the license granted with respect to the particular Fund that is the subject of such launch. Licensee shall have no obligation to launch any Fund based on an Index. [***].
2.Term
The term of this Agreement shall commence on October 1, 2022 and shall continue until March 31, 2030. Thereafter, this Agreement shall renew for successive three (3) year periods, [***].

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3.License Fees
(a)Licensee shall pay to MSCI the applicable [***] license fee set forth in the relevant Schedule for the use of each Index in connection with a Fund. The license fee shall be [***]. Upon MSCI’s communication to Licensee of the License Fees, Licensee will review and confirm Licensee’s agreement with the License Fees [***]. MSCI will subsequently issue an invoice to Licensee. Licensee shall pay each invoice within [***]. Notwithstanding the foregoing, MSCI acknowledges and agrees that [***]. Any license fees or any other amounts due hereunder [***]. Each party shall promptly inform the other with respect to any fee dispute under this Agreement and the parties shall work diligently to resolve such dispute.
(b)Licensee shall maintain detailed and accurate records with respect to [***] and its payments to MSCI hereunder. During the term of this Agreement and for a period of one (1) year after its termination, Licensee shall, upon written request by MSCI, [***].
(c)Where Licensee is established outside the United Kingdom but Licensee’s locations include branches or establishments in the United Kingdom, the parties shall cooperate to agree what part of the license fee is reasonably attributable to such use and, accordingly, United Kingdom value added tax may be due thereon in addition to MSCI’s license fees.
(d)Where Licensee is established in the United Kingdom but Licensee’s locations include branches or establishments outside the United Kingdom, the parties shall cooperate to agree what part of the license fee is reasonably attributable to such use, and accordingly United Kingdom value added tax may not be due thereon.
4.    Termination
The following termination rights [***].
(a)At any time during the term of this Agreement, either party may [***] if the terminating party believes in good faith that [***], and such notice shall be effective on the date of such termination unless the other party shall [***].
(b)In the case of breach of any of the material terms of this Agreement by either party, the non-breaching party may terminate this Agreement or relevant Schedule or relevant portion thereof by giving thirty days’ prior written notice of its intent to terminate, and such notice shall be effective on the date of such termination (at the option of the non-breaching party), unless the breaching party shall correct such breach within the notice period or, if the breach is not capable of being cured within such thirty day period, unless the breaching party has undertaken to correct such breach and diligently prosecutes such correction until completion; provided that such cure period shall not exceed ninety days in total unless otherwise agreed by the non-breaching party in the non-breaching party’s discretion.
(c)MSCI shall have the right, in its sole discretion, to cease compilation and publication of any of the Indexes and, in the event that any of the Indexes is discontinued, to terminate (as applicable) this Agreement or any Schedule or relevant portion thereof with respect to that Index only. [***].
(d)Licensee may terminate (as applicable) this Agreement or any Schedule or relevant portion thereof with respect to a specific Index or Indexes [***] if Licensee is informed of the final adoption of any legislation or regulation that materially impairs Licensee’s ability to Sponsor the applicable Funds.
(e)MSCI may terminate (as applicable) this Agreement or any Schedule or relevant portion thereof with respect to a specific Index or Indexes if MSCI is informed of the final adoption of any legislation or regulation that materially impairs MSCI’s ability to license and provide the license rights set forth herein with respect to such Indexes. MSCI will use reasonable efforts to give Licensee as much advance written notice as possible.

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(f)MSCI may upon notice terminate this Agreement or any Schedule or relevant portion thereof with respect to a specific Index or Indexes effective immediately upon the termination, in part or in whole, of the Data License; provided, however, that termination of this Agreement shall be limited to the applicable portion terminated under the Data License.
5.    Rights Upon Termination
(a)Upon termination of this Agreement or any Schedule or relevant portion thereof [***], Licensee shall cease to use the applicable Indexes [***].
(b)During the [***], MSCI shall [***]; provided that [***]:
(i)[***]
(ii)[***]
(iii)MSCI’s provision and license of data under the Data License [***] is only to be used by BlackRock for the purpose of supporting the licenses to the applicable [***]
(iv)MSCI may cease providing Licensee with an [***].
“[***]” means [***]. If this Agreement is terminated because the Data License terminated, any notice of termination period under the Data License [***]. Notwithstanding anything to the contrary, if a Schedule or the Data License is terminated for Licensee’s intentional material breach [***]. Licensee must fulfill all its obligations [***].
6.    Use of MSCI Marks
(a)Licensee shall use all commercially reasonably efforts to protect the goodwill and reputation of MSCI in connection with its use of the Indexes and the Marks under this Agreement. Licensee shall submit to MSCI for its preview and approval all of the Funds’ advertisements, brochures, and promotional and informational material (other than price quotations for a Fund) (collectively “Informational Materials”) relating to or referring to MSCI, the Indexes or the Marks. MSCI’s approval shall be confined solely to the use of or description of MSCI, the Marks, and the Indexes and MSCI’s approval shall not be unreasonably withheld or delayed by MSCI. [***]. With regard to Licensee’s descriptions of the Indexes and/or the applicable Index methodology within Informational Materials, MSCI will work in good faith to assist Licensee by reviewing such descriptions for purposes of completeness and accuracy, and for clarity, nothing in this section shall be deemed to amend or conflict with the terms in Sections 10 & 11 below.
(b)Licensee acknowledges and agrees that MSCI is not permitted or obligated to engage in any marketing or promotional activities in connection with the Funds or in making any representation or statement to investors or prospective investors in connection with the promotion by Licensee of the Funds.
(c)Licensee acknowledges and agrees that MSCI, in granting the permissions contained in this Agreement, does not express or imply any approval of the Funds or of Licensee and Licensee further agrees not to make any statement which expresses or implies that MSCI approves, endorses or consents to the promotion, marketing, and arrangement by Licensee of the Funds or that MSCI makes any judgment or expresses any opinion in respect of Licensee.
(d) [***].
7.    Protection Of Value Of License
(a)Licensee shall cooperate reasonably with MSCI in the maintenance of all MSCI common law and statutory rights in the Indexes and the Marks, including copyrights and other proprietary rights,

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and shall take such acts and execute such instruments as are reasonably necessary and appropriate to such purposes.
(b)Licensee shall not refer to the names of the Indexes in any manner which might cause confusion as to MSCI’s responsibility for preparing and disseminating the Indexes or its role as licensor of the Indexes as set forth hereunder.
8.    Proprietary Rights
(a)Licensee acknowledges that the Indexes are selected, arranged and prepared by MSCI through the application of methods and standards of judgment used and developed through the expenditure of considerable work, time and money by MSCI. Licensee also acknowledges that the Indexes and the Marks are the exclusive property of MSCI, and the Indexes and their compilation and composition and changes therein are in the control and discretion of MSCI.
(b)MSCI retains all rights with respect to the Indexes and the Marks except those expressly licensed to Licensee hereunder.
(c)Each party shall treat as confidential and shall not disclose or transmit to any third party any confidential and proprietary information of the other party, including the terms of this Agreement or (in the case of MSCI) Informational Materials submitted to MSCI pursuant to Section 6(a) hereof, provided that any documentation or other written materials containing such information are designated as “Confidential” or “Proprietary” by the providing party and such information is not available generally to the public or otherwise available to the receiving party from a source other than the providing party. If requested or required (by interrogatories, requests for information or documents, subpoena, or other process) either party may reveal such information if such information to be disclosed is (i) approved in writing by the other party for disclosure or (ii) required by law (in the opinion of counsel, who may be internal counsel), regulatory agency or court order to be disclosed by a party, provided prior written notice of such required disclosure is given to the other party. In addition, except with respect to disclosure made pursuant to (i) and (ii) in the immediately preceding sentence, each party shall treat as confidential the terms of this Agreement. The provisions of this paragraph shall survive any termination of this Agreement for five (5) years from disclosure by either party to the other party of the last such confidential and proprietary information.
9.    Ownership and Protection of Composite Marks.
(a)Unless otherwise specified in a Schedule, each Fund based on an Index will be named or identified as the “iShares MSCI XXX” (the “Composite Mark”), [***]. Licensee will use MSCI approved Marks in the Composite Mark.
(b)MSCI acknowledges and agrees that the BlackRock and/or iShares marks are and will remain the exclusive property of Licensee, and that all goodwill that attaches to the iShares and other Licensee marks as a result their use in the Composite Marks will redound to the exclusive benefit of Licensee. Licensee acknowledges and agrees that the MSCI Marks are and will remain the exclusive property of MSCI, and that all goodwill that attaches to the MSCI Marks as a result of their use by Licensee including, without limitation, in the Composite Marks, will redound to the exclusive benefit of MSCI.
(c)The Composite Marks will be owned neither by Licensee nor MSCI. Licensee will have the exclusive right to use the Composite Marks. Neither party will register or apply for registration of the Composite Marks.
(d)Upon termination of this Agreement or any Schedule or portion thereof [***], neither party will have ownership of or the right to use the applicable Composite Marks, save that Licensee may continue to use a Composite Mark when necessary to refer to the relevant Fund as it operated under the Composite Mark. However, the parties’ respective ownership rights will persist in the constituent MSCI Marks and Licensee marks that together comprise the Composite Marks.

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10.    Warranties; Disclaimers
(a)Each party represents and warrants to the other that it has the authority to enter into this Agreement according to its terms and that it will not knowingly violate any applicable law in the performance of its rights and obligations pursuant to this Agreement.
(b)Licensee agrees expressly to be bound itself by and furthermore to include all of the following disclaimers and limitations in the prospectus relating to the Funds and upon request to furnish a copy (copies) thereof to MSCI:
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. OR ANY OF ITS AFFILIATES (“MSCI”), ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING MARKET PERFORMANCE. MSCI IS THE LICENSOR OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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(c)Licensee agrees expressly to be bound itself by and furthermore to include all of the following disclaimers and limitations in any Informational Materials (other than the prospectus) relating to the Funds and upon request shall furnish a copy (copies) thereof to MSCI:
[Index name] is a service mark and the exclusive property of MSCI Inc. or its affiliates (“MSCI”) and has been licensed for use by [Licensee]. The Funds are not sponsored, endorsed, sold or promoted by MSCI and MSCI does not make any representation regarding the advisability of investing in any of the Funds.
(d)[***].
(e)The provisions of this Section 10 shall survive termination of this Agreement or any Schedule or portion thereof.
11.    Indemnification
(a)Licensee shall indemnify and hold harmless MSCI, its parent, subsidiaries, affiliates, and their officers, directors, employees and agents against any and all judgments, damages, costs or losses of any kind (including reasonable attorneys’ and experts’ fees) as a result of claims or actions brought by third parties against MSCI which arise from any act or omission of Licensee which constitutes a breach of this Agreement or is in any manner related to the Funds (except with respect to any claim or action that Licensee’s or Funds’ use of the Indexes and Marks violates or infringes any trademark, service mark, copyright or other proprietary right of any person not a party to this Agreement); provided, however, that (i) MSCI notifies Licensee promptly of any such claim or action, and (ii) Licensee shall have no liability to MSCI if such judgments, damages, costs or losses are attributable to any breach of the Agreement, negligent act or omission by MSCI, its parent, affiliates, subsidiaries or any of their employees or agents. Licensee shall bear all expenses in connection with the defense and/or settlement of any such claim or action. MSCI shall have the right, at its own expense, to participate in the defense of any claim or action against which it is indemnified hereunder; provided, however, it shall have no right to control the defense, consent to judgment, or agree to settle any such claim or action, without the written consent of Licensee. Licensee, in the defense of any such claim, except with the written consent of MSCI, shall not consent to entry of any judgment or enter into any settlement which (x) does not include, as an unconditional term, the grant by the claimant to MSCI of a release of all liabilities in respect of such claims or (y) otherwise adversely affects the rights of MSCI. This Section 11(a) shall survive the termination of this Agreement.
(b)MSCI shall indemnify and hold harmless Licensee, its parent, subsidiaries, affiliates, and their officers, directors, employees and agents against any and all judgments, damages, costs or losses of any kind (including reasonable attorneys’ and experts’ fees) as a result of claims or actions brought by third parties against Licensee alleging that Licensee’s or any Fund’s use of the Indexes and Marks violates or infringes any trademark, service mark, copyright or other proprietary right of any person not a party to this Agreement; provided, however, that (i) Licensee notifies MSCI promptly of any such claim or action, and (ii) MSCI shall have no liability to Licensee if such judgments, damages, costs or losses are attributable to any breach of the Agreement, negligent act or omission by Licensee, its parent, affiliates, subsidiaries or any of their employees or agents. MSCI shall bear all expenses in connection with the defense and/or settlement of any such claim or action. Licensee shall have the right, at its own expense, to participate in the defense of any claim or action against which it is indemnified hereunder; provided, however, it shall have no right to control the defense, consent to judgment, or agree to settle any such claim or action, without the written consent of MSCI. MSCI, in the defense of any such claim, except with the written consent of Licensee, shall not consent to entry of any judgment or enter into any settlement which (x) does not include, as an unconditional term, the grant by the claimant to Licensee of a release of all liabilities in respect of such claims or (y) otherwise adversely affects the rights of Licensee other than with respect to the rights granted to Licensee under this Agreement. This Section 11(b) shall survive the termination of this Agreement.
(c)Disclosure of Index Data

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In addition to any disclosure required by applicable law, rule or regulation, Licensee may disclose information regarding the Index used in a particular Fund only as set forth in Exhibit A or as otherwise permitted under the Data License Agreement.
12.    Force Majeure
Neither MSCI nor Licensee shall bear responsibility or liability for any losses arising out of any delay in or interruptions of their respective performance of their obligations under this Agreement due to any act of God, act of governmental authority, act of the public enemy, or due to war, alien invasion, riot, fire, flood, civil commotion, insurrection, labor difficulty (including without limitation, any strike, or other work stoppage or slowdown), or other cause beyond the reasonable control of the party so affected, provided that such party had exercised due diligence as the circumstances reasonably required.
13.    Other Matters
(a)This Agreement is solely and exclusively between the parties as now constituted and, unless otherwise provided herein, shall not be assigned or transferred by either party, without the prior written consent of the other party, which shall not be unreasonably withheld, and any attempt to so assign or transfer this Agreement without such written consent shall be null and void. Notwithstanding the foregoing, this Agreement may be assigned by MSCI to its parent or any of its subsidiaries or affiliates without the consent of Licensee.
(b)This Agreement constitutes the entire agreement of the parties hereto with respect to its subject matter and may be amended or modified only by a writing signed by duly authorized officers of both parties. This Agreement supersedes all previous agreements between the parties with respect to the subject matter of this Agreement. There are no oral or written collateral representations, agreements, or understandings except as provided herein.
(c)No breach, default, or threatened breach of this Agreement by either party shall relieve the other party of its obligations or liabilities under this Agreement with respect to the protection of the property or proprietary nature of any property which is the subject of this Agreement.
(d)    All notices and other communications under this Agreement may be sent via email and shall be effective upon delivery to the representative of the other party designated below. Email notices will not be sufficient to provide contractual notice of a breach, a termination, or any event requiring indemnification, which each shall (i) require both an email notice to the designee below and delivering a hard copy to the address set forth below for the respective party receiving notice, care of “General Counsel” and (ii) be effective upon the delivery of the hard copy by hand or via courier with a receipt confirming delivery.

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Notice to MSCI:    MSCI Inc.
7 World Trade Center
250 Greenwich Street, 49th Floor
New York, NY 10007, USA
Attn: MSCI Finance Department
with a copy to (which shall not constitute notice hereunder):
MSCI Inc.
7 World Trade Center
250 Greenwich Street, 49th Floor
New York, NY 10007, USA
Attn: General Counsel
Email notice: [***] as may be updated by MSCI from time to time upon notice to Licensee
Notice to Licensee:    iShares
400 Howard Street
San Francisco, CA 94105
Attn: Global Head of Index Provider Strategy
with a copy to (which shall not constitute notice hereunder):
BlackRock Inc.
55 East 52nd Street
New York, NY 10055
Attn: General Counsel

Email notice: [***]
(e) This Agreement and each Schedule shall be interpreted, construed and enforced in accordance with the laws of the State of New York, without regard to its conflict of laws principles. The parties hereby consent to the exclusive jurisdiction of, and venue in, any federal or state court of competent jurisdiction located in the Borough of Manhattan, New York City for the purposes of adjudicating any matter arising from or in connection with this Agreement. Each party hereby waives any objection to the propriety or convenience of such venue.

(f) This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

11

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

MSCI Inc. By /s/ Joke Jacinto Name Joke Jacinto Title Executive Director
MSCI Limited By /s/ Ammo Sandhawalia Name Ammo Sandhawalia Title Vice President, Finance	BlackRock Fund Advisors By /s/ Lindsey Shapiro Name Lindsey Shapiro Title Managing Director

12

EXHIBIT A
PERMITTED DISCLOSURES
1.Licensee may publish the following Index information at the following frequencies on Licensee’s websites within www.ishares.com and in Licensee’s printed materials [***]:
Information regarding an Index:

INFORMATION	FREQUENCY
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

provided that each such website and printed material includes the disclaimers required by the Agreement in a readily apparent and accessible format and location, as applicable, and each such website and printed materials containing any such data shall include the following additional disclaimer:
You agree not to reproduce, distribute or disseminate any Index information, in whole or in part, in any form without prior written permission from MSCI. All such information is provided on an “as is” basis, and MSCI Inc. makes no express or implied warranties or representations of any kind with respect to any of the information contained herein (including, without limitation, with respect to the accuracy, completeness, reliability, merchantability or fitness for a particular purposes of any such information or any financial results you may achieve from its use). In no event shall MSCI or its affiliates have any liability relating to the use of any such information. You may use this information solely for informational purposes in order to review the holdings of your investment. You may not make any other use of this information, including without limitation in connection with or as the basis for any other financial product or index.
2.[***].
[***].
Notwithstanding anything to the contrary in the Agreement, [***].
A-1

SCA_00267309.0

Schedule No. 1 (the “Schedule”) to the
Master Index License Agreement for Exchange Traded Funds (internal MSCI reference: IXF_00269418.0) dated and effective as of October 1, 2022 (the “Agreement”)
by and among
MSCI Inc. and MSCI Limited (as applicable, “MSCI”)
and
BlackRock Fund Advisors (“Licensee”)

This Schedule is dated and effective as of October 1, 2022 (the “Effective Date”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.
This Schedule is being executed and will be effective simultaneously with the Agreement, which has amended, restated and consolidated the US ETF Agreement and Non-US ETF Agreement. Except as otherwise expressly agreed by the parties in a separate written agreement, this Schedule intends to amend, restate and consolidate the Schedules, Exhibits and Amendments to the US ETF Agreement and the Non-US ETF Agreement in order to identify the Indexes, Funds and associated license fees under the terms of the Agreement.
I.    INDEXES AND FUNDS:
A.Use of Indexes:
1.In accordance with the Agreement, Licensee may use the Indexes and Marks listed in Exhibit B solely with respect to the corresponding Funds listed in Exhibit B. Exhibit B may be revised by the parties in writing from time to time in order to add, modify or remove Indexes, Funds or other information.
2.The Funds shall be exchange traded and may only be listed and traded on one or more of the exchanges listed in Exhibit B. Each Fund’s first listing (“Primary Listing”) may [***]. After such Primary Listing, each Fund may have one or more additional listings (“Secondary Listings”) [***].
3. Notwithstanding anything to the contrary, if any Fund is [***] of the date when such Fund was added to Exhibit B, then such Fund may [***] unless MSCI agrees otherwise in writing.
4.The Funds may be issued, sold and traded on a public basis only in accordance with all applicable securities laws, rules and regulations and the rules of all applicable stock exchanges.
5.    Licensee will not and will not permit its affiliates to create, offer, or license others to create or offer, any futures, options, other derivatives, funds or financial products that [***]. Notwithstanding the foregoing, [***].

6.    Licensee shall make available to MSCI a copy of the relevant prospectus or offering document for each of the Funds via publication on its website (i.e., www.iShares.com) or through an applicable governmental or regulatory authority (i.e., EDGAR).
B.Index Licensing Procedure:
1.Unless and until Exhibit B is amended to reflect Licensee’s right to use a particular Index for a particular Fund, Licensee shall not: [***].
2.If Licensee wishes to terminate its use of an Index, Licensee shall notify MSCI in writing, and such termination will be reflected in writing pursuant to Section 13(d) of the Agreement as soon as practicable.

1

II.    LICENSE FEES:
A.License Fee Models:
1.Exhibit A to this Schedule sets forth various license fee models applicable to the Indexes and Funds.
2.Exhibit B to this Schedule identifies which license fee model applies to each Fund.
3.Each license fee model set forth in Exhibit A to this Schedule shows the License Fees due for any relevant Fund during [***].
B.Definitions:
1.“AUM” means, for each Fund in any applicable period, [***] of such Fund.
2.“Expense Ratio” means [***].
a.Notwithstanding anything to the contrary, if a Fund does not have any expenses or if a Fund’s Expense Ratio cannot be calculated, then the License Fees for such Fund [***].
b.If a Fund’s Expense Ratio changes [***], then the Expense Ratio [***] shall be calculated [***].
c.Solely for any Fund whose units are listed and traded on the [***] of such Fund shall be used [***]. For the avoidance of doubt, Licensee shall report the rate [***] of each such Fund to MSCI [***]
3.“Hedged Fund” means [***]. Notwithstanding anything to the contrary, the parties acknowledge and agree that the [***]:
a.iShares MSCI EAFE ETF (ticker: IVE and ISIN AU000000IVE4)
b.iShares MSCI Emerging Markets ETF (ticker: IEM and ISIN AU000000IEM3)
c.iShares MSCI Japan ETF (ticker: IJP and ISIN AU000000IEM3)
d.iShares MSCI South Korea ETF (ticker: IKO and ISIN AU000000IKO6)
4.“License Fees” means the [***] license fees applicable to any Fund, as calculated in accordance with the relevant license fee model described in Exhibit A and specified for each Fund in Exhibit B.
5.“Reinvested AUM” means, solely with respect to a Source Fund, [***].
6.“Source Fund” means any Fund licensed under the Agreement [***].
7.“Target Fund” means any Fund licensed under the Agreement [***].
8.“Unhedged Fund” means any [***].
9.“Unreinvested AUM” means, solely with respect to a [***].
C.Calculation of License Fees to avoid [***]:
1.This Section II(C) shall apply solely to Funds [***].

2

2.If and only if the [***] of a [***] of the applicable [***], then, for such period, the [***] shall be [***].
If the [***] of a [***], the following example illustrates how [***]:
[***].
3.If and only if the [***] of a [***] of the applicable [***], then, for such period, the [***] shall be [***].
If the [***] of a [***], the following example illustrates how [***]:
[***].
4.For avoidance of doubt, [***].
D.Calculation of License Fees to avoid [***]:
1.This Section II(D) shall apply solely to [***].
2.The License Fees applicable to [***].
3.Except for [***], calculation of the License Fees [***].
4.For the avoidance of doubt, there shall be no License Fees based on [***].
5.The parties acknowledge and agree that [***] shall be used for purposes of determining the License Fees payable with respect to [***].
6.If any applicable [***] ceases to exist or ceases to be subject to the terms of this Schedule or any successor agreement for any reason, then, notwithstanding anything to the contrary, commencing on the date of such occurrence, Licensee shall pay License Fees to MSCI with respect to [***].
E.Calculation of License Fees and Reporting:
1.For each Fund, the AUM and all License Fees shall be calculated on a [***].
2.Where necessary to align any relevant payment schedule with the [***] or to adjust License Fees due to the [***], the License Fees shall be [***].

3.[***], Licensee shall provide to MSCI a written report (each, a “Report”) identifying [***].
4.Each Report shall contain sufficient details to enable MSCI to generate an accurate invoice for Licensee. Upon MSCI’s communication to Licensee of the License Fees, Licensee shall [***].
5.Each Report must be emailed to [***] (or any other email address notified by MSCI).

3

III.    SPECIAL CONDITIONS:
1.The following provisions apply solely to Funds which are UCITS ETFs:
a.Subject to Section III(2)(b) and Section III(2)(c) below, Licensee shall include the following disclaimers and limitations in its Key Investor Information Document (KIID) or Key Information Document (KID) for UCITS Funds:
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The [Prospectus] contains a more detailed description of the limited relationship MSCI has with [Licensee] and any related funds, as well as additional disclaimers that apply to the MSCI indexes. The MSCI indexes are the exclusive property of MSCI and may not be reproduced or extracted and used for any other purpose without MSCI’s consent. The MSCI indexes are provided without any warranties of any kind.
b.Subject to the provisions of Section III(2)(c) below, if any applicable regulator or regulations prohibit the inclusion of disclaimers in the KIID for UCITS Funds, then Licensee shall include the following reference in the KIID (unless otherwise agreed by the parties in writing), and upon request shall furnish a copy thereof to MSCI:
The [Prospectus] contains a more detailed description of the limited relationship MSCI has with [Licensee] and any related funds, as well as disclaimers that apply to MSCI and the MSCI indexes. MSCI’s website (www.msci.com) contains more detailed information about the MSCI indexes.
c.If any applicable regulator or any applicable law or regulation prohibits the inclusion of the disclaimers in Section III(2)(a) and Section III(2)(b) above in the KIID for UCITS Funds, or if there are space or operational constraints (whether in the original language of the KIID or in translation) regarding the inclusion of the disclaimers in Section III(2)(a) and Section III(2)(b) above in the KIID for UCITS Funds, then Licensee shall include the following reference in the KIID (unless otherwise agreed by the parties in writing):
The benchmark is the intellectual property of the index provider. The product is not sponsored or endorsed by the index provider. Please refer to the product’s prospectus [and/or the “iShares.com website” or “blackrock.com website”] for full disclaimer(s).

d.In addition to the foregoing, the Agreement also requires Licensee to include certain disclaimers and notices in each Fund prospectus [or in any equivalent offering document relating to any Fund].
e.Notwithstanding anything to the contrary and without prejudice to Section 9(a) of the Agreement, if required by any applicable regulator or by any applicable law or regulation, a Fund may include “UCITS” in the name of such Fund, as follows:
[Licensee name or brand] [MSCI Index name] UCITS [ETF or Fund]

4

IN WITNESS WHEREOF, the parties hereto have executed this Schedule as of the Effective Date.

MSCI Inc. By: _/s/ Joke Jacinto Name: Joke Jacinto Title: Executive Director	BlackRock Fund Advisors By: /s/ Lindsey Shapiro Name: Lindsey Shapiro Title: Managing Director

MSCI Limited By: _/s/ Ammo Sandhawalia Name: Ammo Sandhawalia Title: Vice President, Finance

5

EXHIBIT A
LICENSE FEE MODELS

I.Terms and conditions applicable to the license fee models:

1.[***]. Unless expressly indicated otherwise, all license fee models use [***].

2.[***]. Where any license fee model specifies a [***], the License Fees for each applicable Fund shall [***].

3.[***]. Where any license fee model specifies a [***], the License Fees for each applicable Fund shall [***].

4.[***]. Where any license fee model is based on [***], the License Fees [***].

5.[***]. Notwithstanding anything to the contrary, [***].

II.License fee models:

1.License Fee Model 1

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2.License Fee Model 2

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

3.License Fee Model 3

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4.License Fee Model 4

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

5.License Fee Model 5

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.License Fee Model 6

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

7.License Fee Model 7

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

8.License Fee Model 8

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

9.License Fee Model 9

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Solely for this license fee model, “[***]” means [***].

Solely for this license fee model, “[***]” means, [***].

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

10.License Fee Model 10

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For the avoidance of doubt, this license fee model has [***].

11.License Fee Model 11

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

For the avoidance of doubt, this license fee model has [***].

12.License Fee Model 12

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

13. License Fee Model 13

Solely for this license fee model, “[***]” means an amount calculated by [***]:

Table A

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Table B

[***]
[***]

The  “[***]” shall be paid [***]. The License Fees calculated in Table B above are not subject to [***].

For the avoidance of doubt, this license fee model has [***].

14.License Fee Model 14

Solely for this license fee model, “[***]” means an amount calculated by [***]

Table A

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]

Table B

[***]
[***]

Solely for this license fee model, “[***]” means [***].

Solely for this license fee model, “[***]” means, [***].

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

15.License Fee Model 15

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	[***]	[***]

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

EXHIBIT B
INDEXES AND FUNDS

Effective Date of this Exhibit B: October 1, 2022

This Exhibit B is attached to and forms a part of the Schedule No. 1 (internal MSCI reference: SCA_00267309.0) dated and effective as of October 1, 2022 among the parties thereto.

This Exhibit B may be amended for the addition or deletion of Funds by amendment substantially in the form of the template set forth in Exhibit C (“Amendment Template”), which may be modified from time to time.

Funds are only permitted for [***].

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

1.Indexes licensed to BlackRock Fund Advisors for the following Funds and associated license fees:

If the below list of Funds either includes or omits a Fund that the parties inadvertently included or omitted, the parties will work in good faith to amend this Exhibit to correct the list of existing Funds, as is necessary.

No.	Index Name	Fund Name	Domicile of Fund	License Fee Model
BFA1	MSCI Australia IMI Custom ESG Leaders Index	iShares Core MSCI Australia ESG Leaders ETF	Australia	[***]
BFA2	MSCI World ex Australia Custom ESG Leaders 100% AUD Hedged Index	iShares Core MSCI World ex Australia ESG Leaders (AUD Hedged) ETF	Australia	[***]
BFA3	MSCI World ex Australia Custom ESG Leaders Index	iShares Core MSCI World ex Australia ESG Leaders ETF	Australia	[***]
BFA4	MSCI Australia IMI Select Minimum Volatility (AUD) Index	iShares Edge MSCI Australia Minimum Volatility ETF	Australia	[***]
BFA5	MSCI Australia IMI Diversified Multiple-Factor (AUD) Index	iShares Edge MSCI Australia Multifactor ETF	Australia	[***]
BFA6	MSCI World Minimum Volatility (AUD) Index	iShares Edge MSCI World Minimum Volatility ETF	Australia	[***]
BFA7	[***]	[***]	[***]	[***]
BFA8	MSCI World Diversified Multiple-Factor (AUD) Index	iShares Edge MSCI World Multifactor ETF	Australia	[***]
BFA9	MSCI Emerging Markets Index	iShares MSCI Emerging Markets ETF	Australia	[***]
BFA10	MSCI EAFE Index	iShares MSCI EAFE ETF	Australia	[***]
BFA11	MSCI Japan Index	iShares MSCI Japan ETF	Australia	[***]
BFA12	MSCI Korea 25/50 Index	iShares MSCI South Korea ETF	Australia	[***]
BFA13	MSCI COLCAP Index	Fondo Bursatil iShares MSCI COLCAP ETF	Colombia	[***]
BFA14	MSCI India Index	iShares MSCI India Index ETF	Singapore	[***]
BFA15	MSCI AC Asia ex Japan Index	iShares Core MSCI Asia ex Japan ETF	Hong Kong	[***]
BFA16	MSCI China Index	iShares Core MSCI China ETF	Hong Kong	[***]
BFA17	MSCI Taiwan 20/35 Index	iShares Core MSCI Taiwan ETF	Hong Kong	[***]
BFA18	MSCI Emerging Markets Asia Index	iShares MSCI Emerging Asia ETF	Hong Kong	[***]
BFA19	MSCI Emerging Markets Index	iShares MSCI Emerging Markets ETF (HK)	Hong Kong	[***]
BFA20	MSCI Mexico ESG Select Focus Index	iShares ESG MSCI Mexico ETF	Mexico	[***]

BFA21	MSCI Nihonkabu (Japan ex-REITs) Minimum Volatility Index (JPY)	iShares MSCI Japan Minimum Volatility (ex-REITs) ETF	Japan	[***]
BFA22	MSCI Japan High Dividend Yield Index (JPY)	iShares MSCI Japan High Dividend ETF	Japan	[***]
BFA23	MSCI Kokusai (JST Fixing) Index	iShares Core MSCI Kokusai ETF	Japan	[***]
BFA24	MSCI Emerging Markets IMI (JST Fixing) Index	iShares Core MSCI Emerging Markets ETF	Japan	[***]
BFA25	MSCI Japan IMI Top 700 Custom SRI 5% capped Index	iShares MSCI Japan SRI ETF	Japan	[***]
BFA26	MSCI ACWI ex Canada Investable Market Index (IMI)	iShares Core MSCI All Country World ex Canada Index ETF	Canada	[***]
BFA27	MSCI Canada High Dividend Yield 10% Security Capped Index	iShares Core MSCI Canadian Quality Dividend Index ETF	Canada	[***]
BFA28	MSCI EAFE Investable Market Index (IMI)	iShares Core MSCI EAFE IMI Index ETF	Canada	[***]
BFA29	MSCI EAFE Investable Market Index (IMI) 100% Hedged to CAD Index	iShares Core MSCI EAFE IMI Index ETF (CAD-Hedged)	Canada	[***]
BFA30	MSCI Emerging Markets Investable Market Index (IMI)	iShares Core MSCI Emerging Markets IMI Index ETF	Canada	[***]
BFA31	MSCI World High Dividend Yield Index	iShares Core MSCI Global Quality Dividend Index ETF	Canada	[***]
BFA32	MSCI World High Dividend Yield 100% Hedged to CAD Index	iShares Core MSCI Global Quality Dividend Index ETF (CAD-Hedged)	Canada	[***]
BFA33	MSCI USA High Dividend Yield Index	iShares Core MSCI US Quality Dividend Index ETF	Canada	[***]
BFA34	MSCI USA High Dividend Yield 100% Hedged to CAD Index	iShares Core MSCI US Quality Dividend Index ETF (CAD-Hedged)	Canada	[***]
BFA35	MSCI Canada Minimum Volatility Index (CAD)	iShares MSCI Min Vol Canada Index ETF	Canada	[***]
BFA36	MSCI EAFE Minimum Volatility Index (USD)	iShares MSCI Min Vol EAFE Index ETF	Canada	[***]
BFA37	MSCI EAFE Minimum Volatility (USD) 100% Hedged to CAD Index	iShares MSCI Min Vol EAFE Index ETF (CAD-Hedged)	Canada	[***]
BFA38	MSCI Emerging Markets Minimum Volatility Index (USD)	iShares MSCI Min Vol Emerging Markets Index ETF	Canada	[***]
BFA39	MSCI ACWI Minimum Volatility Index (USD)	iShares MSCI Min Vol Global Index ETF	Canada	[***]

BFA40	MSCI ACWI Minimum Volatility (USD) 100% Hedged to CAD Index	iShares MSCI Min Vol Global Index ETF (CAD-Hedged)	Canada	[***]
BFA41	MSCI USA Minimum Volatility Index (USD)	iShares MSCI Min Vol USA Index ETF	Canada	[***]
BFA42	MSCI USA Minimum Volatility (USD) 100% Hedged to CAD Index	iShares MSCI Min Vol USA Index ETF (CAD-Hedged)	Canada	[***]
BFA43	MSCI Canada IMI Select Diversified Multiple-Factor (CAD) Index	iShares MSCI Multifactor Canada Index ETF	Canada	[***]
BFA44	MSCI EAFE Diversified Multiple-Factor (CAD) Index	iShares MSCI Multifactor EAFE Index ETF	Canada	[***]
BFA45	MSCI EAFE Diversified Multiple-Factor (CAD) 100% Hedged to CAD Index	iShares MSCI Multifactor EAFE Index ETF (CAD-Hedged)	Canada	[***]
BFA46	MSCI USA Diversified Multiple-Factor (CAD) Index	iShares MSCI Multifactor USA Index ETF	Canada	[***]
BFA47	MSCI USA Diversified Multiple-Factor (CAD) 100% Hedged to CAD Index	iShares MSCI Multifactor USA Index ETF (CAD-Hedged)	Canada	[***]
BFA48	MSCI USA Momentum SR Variant Index	iShares MSCI USA Momentum Factor Index ETF	Canada	[***]
BFA49	MSCI USA Sector Neutral Quality Index	iShares MSCI USA Quality Factor Index ETF	Canada	[***]
BFA50	MSCI USA Enhanced Value Index	iShares MSCI USA Value Factor Index ETF	Canada	[***]
BFA51	MSCI Canada IMI Choice ESG Screened 10% Issuer Capped Index	iShares ESG Advanced MSCI Canada Index ETF	Canada	[***]
BFA52	MSCI EAFE Choice ESG Screened Index	iShares ESG Advanced MSCI EAFE Index ETF	Canada	[***]
BFA53	MSCI USA Choice ESG Screened Index	iShares ESG Advanced MSCI USA Index ETF	Canada	[***]
BFA54	MSCI Canada IMI Extended ESG Focus Index	iShares ESG Aware MSCI Canada Index ETF	Canada	[***]
BFA55	MSCI Canada IMI Extended ESG Leaders 10% Issuer Capped Index	iShares ESG MSCI Canada Leaders Index ETF	Canada	[***]
BFA56	MSCI EAFE Extended ESG Focus Index	iShares ESG Aware MSCI EAFE Index ETF	Canada	[***]
BFA57	MSCI EAFE Extended ESG Leaders Index	iShares ESG MSCI EAFE Leaders Index ETF	Canada	[***]
BFA58	MSCI Emerging Markets Extended ESG Focus Index	iShares ESG Aware MSCI Emerging Markets Index ETF	Canada	[***]

BFA59	MSCI USA Extended ESG Focus Index	iShares ESG Aware MSCI USA Index ETF	Canada	[***]
BFA60	MSCI USA Extended ESG Leaders Index	iShares ESG MSCI USA Leaders Index ETF	Canada	[***]
BFA61	MSCI EAFE Index 100% Hedged to CAD Index	iShares MSCI EAFE Index ETF (CAD-Hedged)	Canada	[***]
BFA62	MSCI Emerging Markets Index	iShares MSCI Emerging Markets Index ETF	Canada	[***]
BFA63	MSCI Europe Investable Market Index (IMI)	iShares MSCI Europe IMI Index ETF	Canada	[***]
BFA64	MSCI Europe Investable Market Index (IMI) 100% Hedged to CAD Index	iShares MSCI Europe IMI Index ETF (CAD-Hedged)	Canada	[***]
BFA65	MSCI World Index	iShares MSCI World Index ETF	Canada	[***]
BFA66	MSCI Pacific ex-Japan Index	iShares Core MSCI Pacific ex Japan UCITS ETF	Ireland	[***]
BFA67	MSCI Canada Index	iShares MSCI Canada UCITS ETF	Ireland	[***]
BFA68	MSCI Emerging Markets Asia Index	iShares MSCI EM Asia UCITS ETF	Ireland	[***]
BFA69	MSCI EMU Small Cap Index	iShares MSCI EMU Small Cap UCITS ETF	Ireland	[***]
BFA70	MSCI Japan Index	iShares MSCI Japan UCITS ETF	Ireland	[***]
BFA71	MSCI Korea Index	iShares MSCI Korea UCITS ETF (Acc)	Ireland	[***]
BFA72	MSCI Mexico Capped Index	iShares MSCI Mexico Capped UCITS ETF	Ireland	[***]
BFA73	MSCI United Kingdom Small Cap Index	iShares MSCI UK Small Cap UCITS ETF	Ireland	[***]
BFA74	MSCI United Kingdom Index	iShares MSCI UK UCITS ETF	Ireland	[***]
BFA75	MSCI USA Small Cap Index	iShares MSCI USA Small Cap UCITS ETF	Ireland	[***]
BFA76	MSCI USA Index	iShares MSCI USA UCITS ETF	Ireland	[***]
BFA77	MSCI Europe Minimum Volatility ESG Reduced Carbon Target Index	iShares Edge MSCI Europe Minimum Volatility ESG UCITS ETF	Ireland	[***]
BFA78	MSCI Emerging Markets Investable Market Index	iShares Core MSCI Emerging Markets IMI UCITS ETF	Ireland	[***]
BFA79	MSCI EMU Index	iShares Core MSCI EMU UCITS ETF	Ireland	[***]

BFA80	MSCI Europe Index	iShares Core MSCI Europe UCITS ETF	Ireland	[***]
BFA81	MSCI Japan Investable Market Index	iShares Core MSCI Japan IMI UCITS ETF	Ireland	[***]
BFA82	MSCI World Index	iShares Core MSCI World UCITS ETF	Ireland	[***]
BFA83	MSCI Emerging Markets Minimum Volatility Index	iShares Edge MSCI EM Minimum Volatility UCITS ETF	Ireland	[***]
BFA84	MSCI Emerging Markets Select Value Factor Focus Index	iShares Edge MSCI EM Value Factor UCITS ETF	Ireland	[***]
BFA85	MSCI Europe Minimum Volatility Index	iShares Edge MSCI Europe Minimum Volatility UCITS ETF	Ireland	[***]
BFA86	MSCI Europe Momentum Index	iShares Edge MSCI Europe Momentum Factor UCITS ETF	Ireland	[***]
BFA87	MSCI Europe Diversified Multiple-Factor Index	iShares Edge MSCI Europe Multifactor UCITS ETF	Ireland	[***]
BFA88	MSCI Europe Sector Neutral Quality Index	iShares Edge MSCI Europe Quality Factor UCITS ETF	Ireland	[***]
BFA89	MSCI Europe Mid-Cap Equal Weighted Index	iShares Edge MSCI Europe Size Factor UCITS ETF	Ireland	[***]
BFA90	MSCI Europe Enhanced Value Index	iShares Edge MSCI Europe Value Factor UCITS ETF	Ireland	[***]
BFA91	MSCI USA Minimum Volatility ESG Reduced Carbon Target Index	iShares Edge MSCI USA Minimum Volatility ESG UCITS ETF	Ireland	[***]
BFA92	MSCI USA Momentum Index	iShares Edge MSCI USA Momentum Factor UCITS ETF	Ireland	[***]
BFA93	MSCI USA Diversified Multiple-Factor Index	iShares Edge MSCI USA Multifactor UCITS ETF	Ireland	[***]
BFA94	MSCI USA Sector Neutral Quality Index	iShares Edge MSCI USA Quality Factor UCITS ETF	Ireland	[***]
BFA95	MSCI USA Mid-Cap Equal Weighted Index	iShares Edge MSCI USA Size Factor UCITS ETF	Ireland	[***]
BFA96	MSCI USA Enhanced Value Index	iShares Edge MSCI USA Value Factor UCITS ETF	Ireland	[***]
BFA97	MSCI World Minimum Volatility Index	iShares Edge MSCI World Minimum Volatility UCITS ETF	Ireland	[***]

BFA98	MSCI World Minimum Volatility ESG Reduced Carbon Target Index	iShares Edge MSCI World Minimum Volatility ESG UCITS ETF	Ireland	[***]
BFA99	MSCI World Momentum Index	iShares Edge MSCI World Momentum Factor UCITS ETF	Ireland	[***]
BFA100	MSCI World Diversified Multiple-Factor Index	iShares Edge MSCI World Multifactor UCITS ETF	Ireland	[***]
BFA101	MSCI World Sector Neutral Quality Index	iShares Edge MSCI World Quality Factor UCITS ETF	Ireland	[***]
BFA102	MSCI World Mid‑Cap Equal Weighted Index	iShares Edge MSCI World Size Factor UCITS ETF	Ireland	[***]
BFA103	MSCI World Enhanced Value Index	iShares Edge MSCI World Value Factor UCITS ETF	Ireland	[***]
BFA104	MSCI AC Far East ex Japan Small Cap Index	iShares MSCI AC Far East ex-Japan Small Cap UCITS ETF	Ireland	[***]
BFA105	MSCI AC Far East ex-Japan Index	iShares MSCI AC Far East ex-Japan UCITS ETF	Ireland	[***]
BFA106	MSCI ACWI Index	iShares MSCI ACWI UCITS ETF	Ireland	[***]
BFA107	MSCI Australia Index	iShares MSCI Australia UCITS ETF	Ireland	[***]
BFA108	MSCI Brazil Index	iShares MSCI Brazil UCITS ETF USD (Dist)	Ireland	[***]
BFA109	MSCI China A Inclusion Index	iShares MSCI China A UCITS ETF	Ireland	[***]
BFA110	MSCI China Index	iShares MSCI China UCITS ETF	Ireland	[***]
BFA111	MSCI ACWI Emerging Market Consumer Growth Index	iShares MSCI Emerging Markets Consumer Growth UCITS ETF	Ireland	[***]
BFA112	MSCI EM ESG Enhanced Focus CTB Index	iShares MSCI EM ESG Enhanced UCITS ETF	Ireland	[***]
BFA113	MSCI EM IMI ESG Screened Index	iShares MSCI EM IMI ESG Screened UCITS ETF	Ireland	[***]
BFA114	MSCI Emerging Markets Islamic Index	iShares MSCI Emerging Markets Islamic UCITS ETF	Ireland	[***]
BFA115	MSCI EM Latin America 10/40 Index	iShares MSCI EM Latin America UCITS ETF (Dist)	Ireland	[***]
BFA116	MSCI Emerging Markets Small Cap Index	iShares MSCI Emerging Markets Small Cap UCITS ETF	Ireland	[***]

BFA117	MSCI Emerging Markets SRI Select Reduced Fossil Fuels Index	iShares MSCI EM SRI UCITS ETF	Ireland	[***]
BFA118	MSCI Emerging Markets Index	iShares MSCI Emerging Markets UCITS ETF (Acc)	Ireland	[***]
BFA119	MSCI Emerging Markets Index	iShares MSCI Emerging Markets UCITS ETF (Dist)	Ireland	[***]
BFA120	MSCI EMU 100% Hedged to CHF Index	iShares MSCI EMU CHF Hedged UCITS ETF	Ireland	[***]
BFA121	MSCI EMU ESG Enhanced Focus CTB Index	iShares MSCI EMU ESG Enhanced UCITS ETF	Ireland	[***]
BFA122	MSCI EMU ESG Screened Index	iShares MSCI EMU ESG Screened UCITS ETF	Ireland	[***]
BFA123	MSCI EMU Large Cap Index	iShares MSCI EMU Large Cap UCITS ETF	Ireland	[***]
BFA124	MSCI EMU Mid Cap Index	iShares MSCI EMU Mid Cap UCITS ETF	Ireland	[***]
BFA125	MSCI EMU SRI Select Reduced Fossil Fuel Index	iShares MSCI EMU SRI UCITS ETF	Ireland	[***]
BFA126	MSCI EMU 100% USD Hedged Index	iShares MSCI EMU USD Hedged UCITS ETF	Ireland	[***]
BFA127	MSCI Europe ESG Enhanced Focus CTB Index	iShares MSCI Europe ESG Enhanced UCITS ETF	Ireland	[***]
BFA128	MSCI Europe ESG Screened Index	iShares MSCI Europe ESG Screened UCITS ETF	Ireland	[***]
BFA129	MSCI Europe ex UK 100% Hedged to GBP Index	iShares MSCI Europe ex-UK GBP Hedged UCITS ETF	Ireland	[***]
BFA130	MSCI Europe ex-UK Index	iShares MSCI Europe ex-UK UCITS ETF	Ireland	[***]
BFA131	MSCI Europe Mid Cap Index	iShares MSCI Europe Mid Cap UCITS ETF	Ireland	[***]
BFA132	MSCI Europe High Dividend Yield ESG Reduced Carbon Target Select Index	iShares MSCI Europe Quality Dividend ESG UCITS ETF	Ireland	[***]
BFA133	MSCI Europe SRI Select Reduced Fossil Fuel Index	iShares MSCI Europe SRI UCITS ETF	Ireland	[***]
BFA134	MSCI Europe Index	iShares MSCI Europe UCITS ETF EUR (Acc)	Ireland	[***]
BFA135	MSCI France Index	iShares MSCI France UCITS ETF	Ireland	[***]
BFA136	MSCI India Index	iShares MSCI India UCITS ETF	Ireland	[***]

BFA137	MSCI Japan 100% Hedged to CHF Index	iShares MSCI Japan Monthly CHF Hedged UCITS ETF	Ireland	[***]
BFA138	MSCI Japan ESG Enhanced Focus CTB Index	iShares MSCI Japan ESG Enhanced UCITS ETF	Ireland	[***]
BFA139	MSCI Japan ESG Screened Index	iShares MSCI Japan ESG Screened UCITS ETF	Ireland	[***]
BFA140	MSCI Japan 100% Hedged to EUR Index	iShares MSCI Japan EUR Hedged UCITS ETF	Ireland	[***]
BFA141	MSCI Japan 100% Hedged to GBP Index	iShares MSCI Japan GBP Hedged UCITS ETF	Ireland	[***]
BFA142	MSCI Japan Small Cap Index	iShares MSCI Japan Small Cap UCITS ETF (Dist)	Ireland	[***]
BFA143	MSCI Japan SRI 100% Hedged to EUR Index	iShares MSCI Japan SRI EUR Hedged UCITS ETF (Acc)	Ireland	[***]
BFA144	MSCI Japan SRI Select Reduced Fossil Fuels Index	iShares MSCI Japan SRI UCITS ETF	Ireland	[***]
BFA145	MSCI Japan Index	iShares MSCI Japan UCITS ETF (Dist)	Ireland	[***]
BFA146	MSCI Japan 100% Hedged to USD Index	iShares MSCI Japan USD Hedged UCITS ETF	Ireland	[***]
BFA147	MSCI Korea Index	iShares MSCI Korea UCITS ETF (Dist)	Ireland	[***]
BFA148	MSCI North America Index	iShares MSCI North America UCITS ETF	Ireland	[***]
BFA149	MSCI Pacific ex-Japan Index	iShares MSCI Pacific ex-Japan UCITS ETF	Ireland	[***]
BFA150	MSCI Poland Index	iShares MSCI Poland UCITS ETF	Ireland	[***]
BFA151	MSCI Saudi Arabia 20/35 Index	iShares MSCI Saudi Arabia Capped UCITS ETF	Ireland	[***]
BFA152	MSCI South Africa Index	iShares MSCI South Africa UCITS ETF	Ireland	[***]
BFA153	MSCI Taiwan Index	iShares MSCI Taiwan UCITS ETF	Ireland	[***]
BFA154	MSCI UK IMI Liquid Real Estate Index	iShares MSCI Target UK Real Estate UCITS ETF	Ireland	[***]
BFA155	MSCI Turkey Index	iShares MSCI Turkey UCITS ETF	Ireland	[***]
BFA156	MSCI USA ESG Enhanced Focus CTB Index	iShares MSCI USA ESG Enhanced UCITS ETF	Ireland	[***]

BFA157	MSCI USA ESG Screened Index	iShares MSCI USA ESG Screened UCITS ETF	Ireland	[***]
BFA158	MSCI USA Islamic Index	iShares MSCI USA Islamic UCITS ETF	Ireland	[***]
BFA159	MSCI USA High Dividend Yield ESG Reduced Carbon Target Select Index	iShares MSCI USA Quality Dividend ESG UCITS ETF	Ireland	[***]
BFA160	MSCI USA SRI Select Reduced Fossil Fuels Index	iShares MSCI USA SRI UCITS ETF	Ireland	[***]
BFA161	MSCI World 100% Hedged to CHF Index	iShares MSCI World Monthly CHF Hedged UCITS ETF	Ireland	[***]
BFA162	MSCI World Consumer Discretionary Index	iShares MSCI World Consumer Discretionary Sector UCITS ETF	Ireland	[***]
BFA163	MSCI World Consumer Staples Index	iShares MSCI World Consumer Staples Sector UCITS ETF	Ireland	[***]
BFA164	MSCI World Energy Index	iShares MSCI World Energy Sector UCITS ETF	Ireland	[***]
BFA165	MSCI World ESG Enhanced Focus CTB Index	iShares MSCI World ESG Enhanced UCITS ETF	Ireland	[***]
BFA166	MSCI World ESG Screened Index	iShares MSCI World ESG Screened UCITS ETF	Ireland	[***]
BFA167	MSCI World 100% Hedged to EUR Index	iShares MSCI World EUR Hedged UCITS ETF	Ireland	[***]
BFA168	MSCI World 100% Hedged to GBP Index	iShares MSCI World GBP Hedged UCITS ETF	Ireland	[***]
BFA169	MSCI World Healthcare ESG Reduced Carbon Select 20/35 Capped Index	iShares MSCI World Health Care Sector ESG UCITS ETF	Ireland	[***]
BFA170	MSCI World IT ESG Reduced Carbon Select 20/35 Capped Index	iShares MSCI World Information Technology Sector ESG UCITS ETF	Ireland	[***]
BFA171	MSCI World Islamic Index	iShares MSCI World Islamic UCITS ETF	Ireland	[***]
BFA172	MSCI World High Dividend Yield ESG Reduced Carbon Target Select Index	iShares MSCI World Quality Dividend ESG UCITS ETF	Ireland	[***]
BFA173	MSCI World Small Cap Index	iShares MSCI World Small Cap UCITS ETF	Ireland	[***]
BFA174	MSCI World SRI Select Reduced Fossil Fuels Index	iShares MSCI World SRI UCITS ETF	Ireland	[***]
BFA175	MSCI World Index	iShares MSCI World UCITS ETF (Dist)	Ireland	[***]

BFA176	MSCI Brazil Index	iShares MSCI Brazil UCITS ETF (DE)	Germany	[***]
BFA177	MSCI EM Minimum Volatility ESG Reduced Carbon Target Index	iShares Edge MSCI EM Minimum Volatility ESG UCITS ETF	Ireland	[***]
BFA178	MSCI China Technology Sub-Industries ESG Screened Select Capped Index	iShares MSCI China Tech UCITS ETF	Ireland	[***]
BFA179	MSCI Emerging Markets ex China Index	iShares MSCI EM ex-China UCITS ETF	Ireland	[***]
BFA180	MSCI EMU Climate Paris Aligned Benchmark Select Index	iShares MSCI EMU Paris-Aligned Climate UCITS ETF	Ireland	[***]
BFA181	MSCI Europe Consumer Discretionary 20/35 Capped Index	iShares MSCI Europe Consumer Discretionary Sector UCITS ETF	Ireland	[***]
BFA182	MSCI Europe Consumer Staples 20/35 Capped Index	iShares MSCI Europe Consumer Staples Sector UCITS ETF	Ireland	[***]
BFA183	MSCI Europe Energy 20/35 Capped Index	iShares MSCI Europe Energy Sector UCITS ETF	Ireland	[***]
BFA184	MSCI Europe Financials 20/35 Capped Index	iShares MSCI Europe Financials Sector UCITS ETF	Ireland	[***]
BFA185	MSCI Europe Health Care 20/35 Capped Index	iShares MSCI Europe Health Care Sector UCITS ETF	Ireland	[***]
BFA186	MSCI Europe Industrials 20/35 Capped Index	iShares MSCI Europe Industrials Sector UCITS ETF	Ireland	[***]
BFA187	MSCI Europe Information Technology 20/35 Capped Index	iShares MSCI Europe Information Technology Sector UCITS ETF	Ireland	[***]
BFA188	MSCI Europe Climate Paris Aligned Benchmark Select Index	iShares MSCI Europe Paris-Aligned Climate UCITS ETF	Ireland	[***]
BFA189	MSCI ACWI IMI Semiconductors & Semiconductor Equipment ESG Screened Select Capped Index	iShares MSCI Global Semiconductors UCITS ETF	Ireland	[***]
BFA190	MSCI Pacific Ex Japan ESG Enhanced Focus CTB Index	iShares MSCI Pacific ex-Japan ESG Enhanced UCITS ETF	Ireland	[***]
BFA191	MSCI UK IMI Country ESG Leaders 5% Issuer Capped Index	iShares MSCI UK IMI ESG Leaders UCITS ETF	Ireland	[***]
BFA192	[***]	[***]	[***]	[***]
BFA193	[***]	[***]	[***]	[***]
BFA194	[***]	[***]	[***]	[***]
BFA195	[***]	[***]	[***]	[***]
BFA196	[***]	[***]	[***]	[***]
BFA197	[***]	[***]	[***]	[***]

BFA198	MSCI USA Momentum ESG Reduced Carbon Target Select Index	iShares MSCI USA Momentum Factor ESG UCITS ETF	Ireland	[***]
BFA199	MSCI USA Value ESG Reduced Carbon Target Select Index	iShares MSCI USA Value Factor ESG UCITS ETF	Ireland	[***]
BFA200	MSCI World Financials ESG Reduced Carbon Select 20/35 Capped Index	iShares MSCI World Financials Sector ESG UCITS ETF	Ireland	[***]
BFA201	MSCI World Momentum ESG Reduced Carbon Target Select Index	iShares MSCI World Momentum Factor ESG UCITS ETF	Ireland	[***]
BFA202	MSCI World Climate Paris Aligned Benchmark Select Index	iShares MSCI World Paris-Aligned Climate UCITS ETF	Ireland	[***]
BFA203	MSCI World Small Cap ESG Enhanced Focus CTB Index	iShares MSCI World Small Cap ESG Enhanced UCITS ETF	Ireland	[***]
BFA204	MSCI World Value ESG Reduced Carbon Target Select Index	iShares MSCI World Value Factor ESG UCITS ETF	Ireland	[***]
BFA205	MSCI World Communication Services ESG Reduced Carbon Select 20/35 Capped Index	iShares MSCI World Communication Services Sector ESG UCITS ETF	Ireland	[***]
BFA206	[***]	[***]	[***]	[***]
BFA207	MSCI World Industrials ESG Reduced Carbon Select 20/35 Capped Index	iShares MSCI World Industrials Sector ESG UCITS ETF	Ireland	[***]
BFA208	[***]	[***]	[***]	[***]
BFA209	MSCI World Materials ESG Reduced Carbon Select 20/35 Capped Index	iShares MSCI World Materials Sector ESG UCITS ETF	Ireland	[***]
BFA210	[***]	[***]	[***]	[***]
BFA211	[***]	[***]	[***]	[***]
BFA212	[***]	[***]	[***]	[***]
BFA213	[***]	[***]	[***]	[***]
BFA214	[***]	[***]	[***]	[***]
BFA215	MSCI World Energy ESG Reduced Carbon Select 20/35 Capped Index	iShares MSCI World Energy Sector ESG UCITS ETF	Ireland	[***]
BFA216	[***]	[***]	[***]	[***]
BFA217	[***]	[***]	[***]	[***]
BFA218	[***]	[***]	[***]	[***]
BFA219	[***]	[***]	[***]	[***]
BFA220	MSCI EAFE Investable Market Index	iShares Core MSCI EAFE ETF	United States	[***]
BFA221	MSCI Emerging Markets Investable Market Index	iShares Core MSCI Emerging Markets ETF	United States	[***]
BFA222	MSCI Europe Investable Market Index	iShares Core MSCI Europe ETF	United States	[***]

BFA223	MSCI World ex USA Investable Market Index	iShares Core MSCI International Developed Markets ETF	United States	[***]
BFA224	MSCI Pacific Investable Market Index	iShares Core MSCI Pacific ETF	United States	[***]
BFA225	MSCI ACWI ex USA Investable Market Index	iShares Core MSCI Total International Stock ETF	United States	[***]
BFA226	MSCI ACWI ex USA 100% Hedged to USD Index	iShares Currency Hedged MSCI ACWI ex U.S. ETF	United States	[***]
BFA227	MSCI Canada 100% Hedged to USD Index	iShares Currency Hedged MSCI Canada ETF	United States	[***]
BFA228	MSCI EAFE 100% Hedged to USD Index	iShares Currency Hedged MSCI EAFE ETF	United States	[***]
BFA229	MSCI EAFE Small Cap 100% Hedged to USD Index	iShares Currency Hedged MSCI EAFE Small-Cap ETF	United States	[***]
BFA230	MSCI Emerging Markets 100% Hedged to USD Index	iShares Currency Hedged MSCI Emerging Markets ETF	United States	[***]
BFA231	MSCI EMU 100% Hedged to USD Index	iShares Currency Hedged MSCI Eurozone ETF	United States	[***]
BFA232	MSCI Germany 100% Hedged to USD Index	iShares Currency Hedged MSCI Germany ETF	United States	[***]
BFA233	MSCI Japan 100% Hedged to USD Index	iShares Currency Hedged MSCI Japan ETF	United States	[***]
BFA234	MSCI United Kingdom 100% Hedged to USD Index	iShares Currency Hedged MSCI United Kingdom ETF	United States	[***]
BFA235	MSCI World ex USA Momentum Index	iShares MSCI Intl Momentum Factor ETF	United States	[***]
BFA236	MSCI World ex USA Sector Neutral Quality Index	iShares MSCI Intl Quality Factor ETF	United States	[***]
BFA237	MSCI World ex USA Low Size Index	iShares MSCI Intl Size Factor ETF	United States	[***]
BFA238	MSCI World ex USA Enhanced Value Index	iShares MSCI Intl Value Factor ETF	United States	[***]
BFA239	MSCI EAFE Minimum Volatility Index	iShares MSCI EAFE Min Vol Factor ETF	United States	[***]
BFA240	MSCI Emerging Markets Minimum Volatility Index	iShares MSCI Emerging Markets Min Vol Factor ETF	United States	[***]
BFA241	MSCI ACWI Minimum Volatility Index	iShares MSCI Global Min Vol Factor ETF	United States	[***]
BFA242	MSCI USA Minimum Volatility Index	iShares MSCI USA Min Vol Factor ETF	United States	[***]

BFA243	MSCI USA Small Cap Minimum Volatility Index	iShares MSCI USA Small-Cap Min Vol Factor ETF	United States	[***]
BFA244	MSCI Emerging Markets Diversified Multiple-Factor Index	iShares MSCI Emerging Markets Multifactor ETF	United States	[***]
BFA245	MSCI ACWI Diversified Multiple-Factor Index	iShares MSCI Global Multifactor ETF	United States	[***]
BFA246	MSCI World ex USA Small Cap Diversified Multiple-Factor Index	iShares MSCI Intl Small-Cap Multifactor ETF	United States	[***]
BFA247	MSCI USA Small Cap Diversified Multiple-Factor Index	iShares MSCI USA Small-Cap Multifactor ETF	United States	[***]
BFA248	MSCI USA Momentum SR Variant Index	iShares MSCI USA Momentum Factor ETF	United States	[***]
BFA249	MSCI USA Sector Neutral Quality Index	iShares MSCI USA Quality Factor ETF	United States	[***]
BFA250	MSCI USA Low Size Index	iShares MSCI USA Size Factor ETF	United States	[***]
BFA251	MSCI USA Enhanced Value Index	iShares MSCI USA Value Factor ETF	United States	[***]
BFA252	MSCI EAFE Choice ESG Screened Index	iShares ESG Advanced MSCI EAFE ETF	United States	[***]
BFA253	MSCI Emerging Markets Choice ESG Screened 5% Issuer Capped Index	iShares ESG Advanced MSCI EM ETF	United States	[***]
BFA254	MSCI USA Choice ESG Screened Index	iShares ESG Advanced MSCI USA ETF	United States	[***]
BFA255	MSCI EM Extended ESG Leaders 5% Issuer Capped Index	iShares ESG MSCI EM Leaders ETF	United States	[***]
BFA256	MSCI USA Extended ESG Leaders Index	iShares ESG MSCI USA Leaders ETF	United States	[***]
BFA257	MSCI USA Minimum Volatility Extended ESG Reduced Carbon Target Index	iShares ESG MSCI USA Min Vol Factor ETF	United States	[***]
BFA258	MSCI ACWI Index	iShares MSCI ACWI ETF	United States	[***]
BFA259	MSCI ACWI ex USA Index	iShares MSCI ACWI ex U.S. ETF	United States	[***]
BFA260	MSCI ACWI Low Carbon Target Index	iShares MSCI ACWI Low Carbon Target ETF	United States	[***]
BFA261	MSCI AC Asia ex Japan Index	iShares MSCI All Country Asia ex Japan ETF	United States	[***]
BFA262	MSCI Australia Index	iShares MSCI Australia ETF	United States	[***]
BFA263	MSCI Austria IMI 25/50 Index	iShares MSCI Austria ETF	United States	[***]

BFA264	MSCI Belgium IMI 25/50 Index	iShares MSCI Belgium ETF	United States	[***]
BFA265	MSCI Brazil 25/50 Index	iShares MSCI Brazil ETF	United States	[***]
BFA266	MSCI Brazil Small Cap Index	iShares MSCI Brazil Small-Cap ETF	United States	[***]
BFA267	MSCI BIC Index	iShares MSCI BIC ETF	United States	[***]
BFA268	MSCI Canada Custom Capped Index	iShares MSCI Canada ETF	United States	[***]
BFA269	MSCI Chile IMI 25/50 Index	iShares MSCI Chile ETF	United States	[***]
BFA270	MSCI China A Inclusion Index	iShares MSCI China A ETF	United States	[***]
BFA271	MSCI China Index	iShares MSCI China ETF	United States	[***]
BFA272	MSCI China Technology Sub-Industries Select Capped Index	iShares MSCI China Multisector Tech ETF	United States	[***]
BFA273	MSCI China Small Cap Index	iShares MSCI China Small-Cap ETF	United States	[***]
BFA274	MSCI Denmark IMI 25/50 Index	iShares MSCI Denmark ETF	United States	[***]
BFA275	MSCI EAFE Extended ESG Focus Index	iShares ESG Aware MSCI EAFE ETF	United States	[***]
BFA276	MSCI EAFE Index	iShares MSCI EAFE ETF	United States	[***]
BFA277	MSCI EAFE Growth Index	iShares MSCI EAFE Growth ETF	United States	[***]
BFA278	MSCI EAFE Small Cap Index	iShares MSCI EAFE Small-Cap ETF	United States	[***]
BFA279	MSCI EAFE Value Index	iShares MSCI EAFE Value ETF	United States	[***]
BFA280	MSCI Emerging Markets Extended ESG Focus Index	iShares ESG Aware MSCI EM ETF	United States	[***]
BFA281	MSCI Emerging Markets Asia Custom Capped Index	iShares MSCI Emerging Markets Asia ETF	United States	[***]
BFA282	MSCI Emerging Markets Index	iShares MSCI Emerging Markets ETF	United States	[***]
BFA283	MSCI Emerging Markets ex China Index	iShares MSCI Emerging Markets ex China ETF	United States	[***]
BFA284	MSCI Emerging Markets Small Cap Index	iShares MSCI Emerging Markets Small-Cap ETF	United States	[***]
BFA285	MSCI Europe Financials Index	iShares MSCI Europe Financials ETF	United States	[***]
BFA286	MSCI Europe Small Cap Index	iShares MSCI Europe Small-Cap ETF	United States	[***]
BFA287	MSCI EMU Index	iShares MSCI Eurozone ETF	United States	[***]
BFA288	MSCI Finland IMI 25/50 Index	iShares MSCI Finland ETF	United States	[***]
BFA289	MSCI France Index	iShares MSCI France ETF	United States	[***]

BFA290	MSCI Frontier and Emerging Markets Select Index	iShares MSCI Frontier and Select EM ETF	United States	[***]
BFA291	MSCI Germany Index	iShares MSCI Germany ETF	United States	[***]
BFA292	MSCI Germany Small Cap Index	iShares MSCI Germany Small-Cap ETF	United States	[***]
BFA293	MSCI ACWI Select Agriculture Producers Investable Market Index	iShares MSCI Global Agriculture Producers ETF	United States	[***]
BFA294	MSCI ACWI Select Energy Producers Investable Market Index	iShares MSCI Global Energy Producers ETF	United States	[***]
BFA295	MSCI ACWI Select Gold Miners Investable Market Index	iShares MSCI Global Gold Miners ETF	United States	[***]
BFA296	MSCI ACWI Sustainable Impact Index	iShares MSCI Global Sustainable Development Goals ETF	United States	[***]
BFA297	MSCI ACWI Select Metals & Mining Producers Ex Gold & Silver Investable Market Index	iShares MSCI Global Metals & Mining Producers ETF	United States	[***]
BFA298	MSCI ACWI Select Silver Miners Investable Market Index	iShares MSCI Global Silver and Metals Miners ETF	United States	[***]
BFA299	MSCI Hong Kong 25/50 Index	iShares MSCI Hong Kong ETF	United States	[***]
BFA300	MSCI India Index	iShares MSCI India ETF	United States	[***]
BFA301	MSCI India Small Cap Index	iShares MSCI India Small-Cap ETF	United States	[***]
BFA302	MSCI Indonesia IMI 25/50 Index	iShares MSCI Indonesia ETF	United States	[***]
BFA303	MSCI All Ireland Capped Index	iShares MSCI Ireland ETF	United States	[***]
BFA304	MSCI Israel Investable Market Index	iShares MSCI Israel ETF	United States	[***]
BFA305	MSCI Italy 25/50 Index	iShares MSCI Italy ETF	United States	[***]
BFA306	MSCI Japan Index	iShares MSCI Japan ETF	United States	[***]
BFA307	MSCI Japan Small Cap Index	iShares MSCI Japan Small-Cap ETF	United States	[***]
BFA308	MSCI Japan Value Index	iShares MSCI Japan Value ETF	United States	[***]
BFA309	MSCI KLD 400 Social Index	iShares MSCI KLD 400 Social ETF	United States	[***]
BFA310	MSCI Kokusai Index	iShares MSCI Kokusai ETF	United States	[***]
BFA311	MSCI All Kuwait Select Size Liquidity Capped Index	iShares MSCI Kuwait ETF	United States	[***]
BFA312	MSCI Malaysia Index	iShares MSCI Malaysia ETF	United States	[***]
BFA313	MSCI Mexico IMI 25/50 Index	iShares MSCI Mexico ETF	United States	[***]
BFA314	MSCI Netherlands IMI 25/50 Index	iShares MSCI Netherlands ETF	United States	[***]
BFA315	MSCI New Zealand IMI 25/50 Index	iShares MSCI New Zealand ETF	United States	[***]
BFA316	MSCI Norway IMI 25/50 Index	iShares MSCI Norway ETF	United States	[***]

BFA317	MSCI Pacific ex Japan Index	iShares MSCI Pacific ex Japan ETF	United States	[***]
BFA318	MSCI All Peru Capped Index	iShares MSCI Peru ETF	United States	[***]
BFA319	MSCI Philippines IMI 25/50 Index	iShares MSCI Philippines ETF	United States	[***]
BFA320	MSCI Poland IMI 25/50 Index	iShares MSCI Poland ETF	United States	[***]
BFA321	MSCI All Qatar Capped Index	iShares MSCI Qatar ETF	United States	[***]
BFA322	MSCI Saudi Arabia IMI 25/50 Index	iShares MSCI Saudi Arabia ETF	United States	[***]
BFA323	MSCI Singapore 25/50 Index	iShares MSCI Singapore ETF	United States	[***]
BFA324	MSCI South Africa 25/50 Index	iShares MSCI South Africa ETF	United States	[***]
BFA325	MSCI Korea 25/50 Index	iShares MSCI South Korea ETF	United States	[***]
BFA326	MSCI Spain 25/50 Index	iShares MSCI Spain ETF	United States	[***]
BFA327	MSCI Sweden 25/50 Index	iShares MSCI Sweden ETF	United States	[***]
BFA328	MSCI Switzerland 25/50 Index	iShares MSCI Switzerland ETF	United States	[***]
BFA329	MSCI Taiwan 25/50 Index	iShares MSCI Taiwan ETF	United States	[***]
BFA330	MSCI Thailand IMI 25/50 Index	iShares MSCI Thailand ETF	United States	[***]
BFA331	MSCI Turkey IMI 25/50 Index	iShares MSCI Turkey ETF	United States	[***]
BFA332	MSCI All UAE Capped Index	iShares MSCI UAE ETF	United States	[***]
BFA333	MSCI United Kingdom Index	iShares MSCI United Kingdom ETF	United States	[***]
BFA334	MSCI UK Small Cap Index	iShares MSCI United Kingdom Small-Cap ETF	United States	[***]
BFA335	MSCI USA Equal Weighted Index	iShares MSCI USA Equal Weighted ETF	United States	[***]
BFA336	MSCI USA Extended ESG Focus Index	iShares ESG Aware MSCI USA ETF	United States	[***]
BFA337	MSCI USA Extended ESG Select Index	iShares MSCI USA ESG Select ETF	United States	[***]
BFA338	MSCI USA Small Cap Extended ESG Focus Index	iShares ESG Aware MSCI USA Small-Cap ETF	United States	[***]
BFA339	MSCI World Index	iShares MSCI World ETF	United States	[***]
BFA340	MSCI ACWI IMI Sustainable Water Transition Extended Capped Index	iShares MSCI Water Management Multisector ETF	United States	[***]
BFA341	MSCI USA Climate Paris Aligned Benchmark Extended Select Index	iShares Paris-Aligned Climate MSCI USA ETF	United States	[***]
BFA342	MSCI USA Value Extended ESG Focus Index	iShares ESG Aware MSCI USA Value ETF	United States	[***]
BFA343	MSCI USA Growth Extended ESG Focus Index	iShares ESG Aware MSCI USA Growth ETF	United States	[***]

BFA344	[***]	[***]	[***]	[***]
BFA345	[***]	[***]	[***]	[***]

The parties hereto acknowledge and agree that this Exhibit B terminates and replaces all versions of this Exhibit B with an effective date before the Effective Date of this Exhibit B.

MSCI Inc. By: /s/ Joke Jacinto Name: Joke Jacinto Title: Executive Director	BlackRock Fund Advisors By: /s/ Lindsey Shapiro Name: Lindsey Shapiro Title: Managing Director

MSCI Limited By: /s/ Ammo Sandhawalia Name: Ammo Sandhawalia Title: Vice President, Finance

EXHIBIT C
AMENDMENT TEMPLATE

AMENDMENT
THIS AMENDMENT (this “Amendment”), dated as of ____________ (the “Amendment Effective Date”), is made to Exhibit B (internal MSCI reference: SCA_00269600.0) dated as of October 1, 2022 (the “Exhibit”), which is attached to Schedule No. 1 (internal MSCI reference: SCA_00267309.0) dated as of October 1, 2022 (the “Schedule”) by and among MSCI Inc. and MSCI Limited (as applicable, “MSCI”) and BlackRock Fund Advisors (as applicable, “Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Exhibit or the Schedule, as the case may be.
WHEREAS, MSCI and Licensee entered into, and now wish to amend, the Exhibit.
NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, MSCI and Licensee hereby agree as follows:
1.Effective as of [the Amendment Effective Date or some other specified date], the following row(s) shall be added to the table set forth in Section 1 of the Exhibit:

No.	Index Name	Fund Name	Domicile of Fund	License Fee Model
BFA[number]
BFA[number]

2.Effective as of [the Amendment Effective Date or some other specified date], the following row(s) shall be deleted from the table set forth in Section 1 of the Exhibit:

No.	Index Name	Fund Name	Domicile of Fund	License Fee Model
BFA[number]
BFA[number]

3.Except as set forth herein, the Exhibit and the Schedule shall remain in full force and effect. This Amendment amends and operates in conjunction with the Exhibit and the Schedule. This Amendment, the Exhibit and the Schedule constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter. To the extent that this Amendment conflicts with the Exhibit or the Schedule, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Schedule, the Exhibit and this Amendment.
4.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
C-1

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

MSCI Inc. By: _________________________________ Name: Title:	BlackRock Fund Advisors By: ___________________________________ Name: Title:

MSCI Limited By: _________________________________ Name: Title:

C-2

ESGA_00269428.0

Schedule No. 2 (the “Schedule”) to the
Master Index License Agreement for Exchange Traded Funds (internal MSCI reference: IXF_00269418.0) dated and effective as of October 1, 2022 (the “Agreement”)
by and among
MSCI Inc. and MSCI Limited
and
BlackRock Fund Advisors

This Schedule is dated and effective as of October 1, 2022 (the “Effective Date”) Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

This Schedule is being executed and will be effective simultaneously with the Agreement, which has amended, restated and consolidated the US ETF Agreement and Non-US ETF Agreement. Except as otherwise expressly agreed by the parties in a separate written agreement, this Schedule intends to amend, restate and consolidate the Schedules, Exhibits and Amendments to the US ETF Agreement and the Non-US ETF Agreement in order to identify the Indexes, Funds and associated license fees under the terms of the Agreement.

I.    INDEXES AND FUNDS:
A.Use of Indexes:
1.In accordance with the Agreement, Licensee may use the Indexes and Marks listed in Exhibit B solely with respect to the corresponding Funds listed in Exhibit B. Exhibit B may be updated or revised by the parties in writing from time to time in order to add, modify or remove Indexes, Funds or other information.
2.The Funds shall be exchange traded and may only be listed and traded where indicated in Exhibit B. Each Fund’s first listing (“Primary Listing”) may [***]. After such Primary Listing, each Fund may have one or more additional listings (“Secondary Listings”) [***].
3.Notwithstanding anything to the contrary, if any Fund is [***] of the date when such Fund was added to Exhibit B, then such Fund may [***] unless MSCI agrees otherwise in writing.
4.The Funds may be issued, sold and traded on a public basis only in accordance with all applicable securities laws, rules and regulations and the rules of all applicable stock exchanges.
5.Licensee will not and will not permit its affiliates to create, offer, or license others to create or offer, any futures, options, other derivatives, funds or financial products that are [***]. Notwithstanding the foregoing, [***].
6.Licensee shall make available to MSCI a copy of the relevant prospectus or offering document for each of the Funds via publication on its website (i.e., www.ishares.com) or through an applicable governmental or regulatory authority (i.e., EDGAR).
B.Index Licensing Procedure:
1.Unless and until Exhibit B is amended to reflect Licensee’s right to use a particular Index for a particular Fund, Licensee shall not: [***].
2.If Licensee wishes to terminate its use of any Index, Licensee shall notify MSCI in writing, and such termination will be reflected in writing pursuant to Section 13(d) of the Agreement as soon as practicable.

II.    LICENSE FEES:
A.License Fee Models:
1.Exhibit A to this Schedule sets forth various license fee models applicable to the Indexes and Funds.
2.Exhibit B to this Schedule identifies which license fee model applies to each Fund.
3.Each license fee model set forth in Exhibit A to this Schedule shows the License Fees due for any relevant Fund during [***].
B.Definitions:
1.“AUM” means, for each Fund in any applicable period, [***] of such Fund.
2.“License Fees” means the [***] license fees applicable to any Fund, as calculated in accordance with the relevant license fee model described in Exhibit A and specified for each Fund in Exhibit B.
3.“Reinvested AUM” means, solely with respect to a Source Fund, [***].
4.“Source Fund” means any Fund licensed under the Agreement [***].
5.“Target Fund” means any Fund licensed under the Agreement [***].
6.“Unreinvested AUM” means, solely with respect to a [***].
C.Calculation of License Fees and Reporting:
1.For each Fund, the AUM and all License Fees shall be calculated [***].
2.Where necessary to align any relevant payment schedule with the [***] or to adjust License Fees due to [***]. For the avoidance of doubt, unless otherwise stated in the relevant Fee Model, [***].
3.[***], Licensee shall provide to MSCI a written report (each, a “Report”) identifying [***].
4.Each Report shall contain sufficient details to enable MSCI to generate an accurate invoice for Licensee. Upon MSCI’s communication to Licensee of the License Fees, Licensee shall [***].
5.Each Report must be emailed to [***] (or any other email address notified by MSCI).
III.    SPECIAL CONDITIONS:
1.MSCI ESG Research LLC and Bloomberg Index Services Limited (or its successor, “Bloomberg”) have entered into an agreement dated as of May 2, 2012 setting forth the licensing for the Indexes and Marks listed above. MSCI ESG Research LLC has full power and authority, including all necessary permissions and authorizations from Bloomberg, to grant a license to Licensee to use the Indexes and Marks listed above. Licensee hereby acknowledges and agrees that, for the Indexes, Licensee has provided to MSCI certain specifications, designs, security screens or other instructions from Licensee, such as instructions for controversial weapon exclusion screening (the “Licensee Information”). Licensee represents and warrants that it has all rights, titles, licenses, permissions and approvals necessary to provide the Licensee Information to MSCI or Bloomberg for purposes of calculating the Indexes and that none of the Licensee Information infringes, violates, trespasses or in any manner contravenes or breaches any patent, copyright, trademark, license or other property or proprietary right or constitutes the unauthorized use or misappropriation of any trade secret of any third party.
2.Licensee shall refer to an Index only by the name set forth in this Schedule. No use or reference of an Index by Licensee shall imply that such Index is part of the standard family of indexes published by MSCI and/or Bloomberg. Further, Licensee agrees not to make any statement or take any action that expresses or implies that MSCI and/or Bloomberg approves of, endorses or otherwise expresses any judgment or opinion regarding Licensee or its products or services.
3.Licensee agrees that the audit requirements under Section 3(b) of the Agreement also include a right of audit with respect to Licensee’s compliance with this Schedule, subject to MSCI complying with any confidentiality obligations set forth in the Agreement and any applicable regulatory obligations provided to MSCI in advance in writing, and provided that any such audit does not access any Confidential Information that would cause Licensee to breach any contractual obligation of confidentiality it owes to its clients.
4.In addition to the rights granted to MSCI in Section 4(c) of the Agreement and subject to the same notice requirements detailed therein, Licensee hereby acknowledges and agrees that MSCI and/or Bloomberg may, and MSCI and/or Bloomberg reserve the right in their discretion to, make changes in the titles, names, format, organization or content of the underlying parent index, including without limitation amending, enhancing or replacing index methodologies or index naming conventions governing the underlying parent index as well as any applicable security level attributes related to such underlying parent index.
5.Licensee acknowledges and agrees that the Indexes and all intellectual property rights in respect thereof are the property of MSCI and/or Bloomberg, their affiliates and information providers (as applicable), and that the use granted hereunder shall not be construed to vest in Licensee any rights except as expressly authorized herein. Licensee further acknowledges and agrees that Marks shall include Bloomberg trade name, trademark and service mark rights (including Index names and other Bloomberg marks referred to herein) and that Bloomberg is entitled to the same rights and protections that MSCI is afforded under the Agreement, including Sections 6, 7, 8 and 9 of the Agreement.
6.The disclaimer set forth in Section 10(b) of the Agreement shall be replaced with the following in respect of the Funds only:
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI ESG RESEARCH LLC (“MSCI ESG RESEARCH”) OR BLOOMBERG INDEX SERVICES LIMITED (“BLOOMBERG”), ANY OF THEIR AFFILIATES, ANY OF THEIR INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY (COLLECTIVELY, THE “INDEX PARTIES”) INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY BLOOMBERG MSCI ESG INDEX (EACH, AN “INDEX”). THE INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI ESG RESEARCH AND BLOOMBERG (AND THEIR LICENSORS). “BLOOMBERG”, “MSCI ESG RESEARCH”, AND THE INDEX NAMES, ARE RESPECTIVE TRADE AND/OR SERVICE MARK(S) OF BLOOMBERG, MSCI ESG RESEARCH, OR THEIR AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE INDEX PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI ESG RESEARCH, BLOOMBERG, OR THEIR AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY BLOOMBERG AND/OR MSCI ESG RESEARCH WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE INDEX PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER

PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES. NONE OF THE INDEX PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE INDEX PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH THE INDEX PARTIES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES CONSIDERED RELIABLE, NONE OF THE INDEX PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE INDEX PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE INDEX PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE INDEX PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI ESG Research, or Bloomberg trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI ESG Research to determine whether permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI ESG Research or Bloomberg without prior written permission.
7.The disclaimer set forth in Section 10(c) of the Agreement shall be replaced with the following in respect of the Funds only:
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI ESG Research, or Bloomberg, and MSCI ESG Research and Bloomberg bear no liability with respect to any such funds or securities or any index on which such funds or securities are based. The [Prospectus] contains a more detailed description of the limited relationship MSCI ESG Research and Bloomberg have with [Licensee] and any related funds.
8.Licensee hereby acknowledges and agrees that Bloomberg is considered a third party beneficiary of the Agreement and this Schedule.
9.Notwithstanding any other provision in the Agreement or this Schedule, Licensee shall not be required to pay twice for the same loss under this Agreement.
10.With respect to this Schedule only, the indemnification provision in Section 11(a) of the Agreement shall be deleted in its entirety and replaced with the following:
(a)    Licensee shall indemnify, defend and hold harmless MSCI and its parent, subsidiaries, affiliates, Bloomberg and its parent, subsidiaries and affiliates, and their officers, directors, employees and agents (each, an “Indemnitee”) against any and all judgments, damages, costs or losses of any kind (including reasonable attorney’s and experts’ fees) as a result of claims or actions brought by third parties against any Indemnitee which arise from any act or omission of Licensee which constitutes a breach of this Agreement or is in any manner related to the Funds (except with respect to any claim or action alleging that Licensee’s or Funds’ use of the Indexes and Marks violates or infringes any trademark, service mark, copyright or other proprietary right of any person not a party to this Agreement); provided, however, that (i) MSCI notifies Licensee promptly of any such claim or action, and (ii) Licensee shall have no liability to an Indemnitee if such judgments, damages, costs or losses are attributable to any breach of the Agreement, negligent act or omission by any Indemnitee with respect to this Agreement. Licensee shall bear all expenses in connection with the defense and/or settlement of any such claim or action. MSCI shall have the right, at its own expense, to participate in the defense of any claim or action against which an Indemnitee is indemnified hereunder; provided, however, it shall have no right to control the defense, consent to judgment, or agree to settle any claim or action, without the written consent of Licensee. Licensee, in the defense of any such claim, except with the written consent of MSCI, shall not consent to entry of any judgment or enter into any settlement which (x) does not include, as an unconditional term, the grant by the claimant to each relevant Indemnitee of a release of all liabilities in respect of such claims or (y) otherwise adversely affects the rights of an Indemnitee. This provision shall survive the termination of this Agreement.
11.MSCI and/or Bloomberg may collect data generated as a result of use of the Indexes by Licensee provided and/or made available to MSCI and/or Bloomberg as a result of the Agreement and/or concerning Licensee usage of the Indexes and Licensee acknowledges and hereby agrees that MSCI and/or Bloomberg may use such data, including Licensee’s contact and delivery information to: (i) allow for delivery of the Indexes to Licensee and for reporting purposes between MSCI and/or Bloomberg; (ii) enable MSCI and/or Bloomberg to better tailor products to meet its customers’ particular requirements; (iii) improve the Indexes; and (iv) provided always that such data has been anonymized, for any other purpose.
12.The following provisions apply solely to Funds which are UCITS ETFs:
a.Subject to Section III(2)(b) and Section III(2)(c) below, Licensee shall include the following disclaimers and limitations in its Key Investor Information Document (KIID) or Key Information Document (KID) for UCITS Funds:
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The [Prospectus] contains a more detailed description of the limited relationship MSCI has with [Licensee] and any related funds, as well as additional disclaimers that apply to the MSCI indexes. The MSCI indexes are the exclusive property of MSCI and may not be reproduced or extracted and used for any other purpose without MSCI’s consent. The MSCI indexes are provided without any warranties of any kind.
b.Subject to the provisions of Section III(2)(c) below, if any applicable regulator or regulations prohibit the inclusion of disclaimers in the KIID for UCITS Funds, then Licensee shall include the following reference in the KIID (unless otherwise agreed by the parties in writing), and upon request shall furnish a copy thereof to MSCI:
The [Prospectus] contains a more detailed description of the limited relationship MSCI has with [Licensee] and any related funds, as well as disclaimers that apply to MSCI and the MSCI indexes. MSCI’s website (www.msci.com) contains more detailed information about the MSCI indexes.
c.If any applicable regulator or any applicable law or regulation prohibits the inclusion of the disclaimers in Section III(2)(a) and Section III(2)(b) above in the KIID for UCITS Funds, or if there are space or operational constraints (whether in the original language of the KIID or in translation) regarding the inclusion of the disclaimers in Section III(2)(a) and

Section III(2)(b) above in the KIID for UCITS Funds, then Licensee shall include the following reference in the KIID (unless otherwise agreed by the parties in writing):
The benchmark is the intellectual property of the index provider. The product is not sponsored or endorsed by the index provider. Please refer to the product’s prospectus [and/or the “iShares.com website” or “blackrock.com website”] for full disclaimer(s).

d.In addition to the foregoing, the Agreement also requires Licensee to include certain disclaimers and notices in each Fund prospectus [or in any equivalent offering document relating to any Fund].
e.Notwithstanding anything to the contrary and without prejudice to Section 9(a) of the Agreement, if required by any applicable regulator or by any applicable law or regulation, a Fund may include “UCITS” in the name of such Fund, as follows:
[Licensee name or brand] [MSCI Index name] UCITS [ETF or Fund]

IN WITNESS WHEREOF, the parties hereto have executed this Schedule as of the Effective Date.

MSCI Inc. By: __/s/ Joke Jacinto Name: Joke Jacinto Title: Executive Director	BlackRock Fund Advisors By: /s/ Lindsey Shapiro Name: Lindsey Shapiro Title: Managing Director

MSCI Limited By: __/s/ Ammo Sandhawalia Name: Ammo Sandhawalia Title: Vice President, Finance

EXHIBIT A
LICENSE FEE MODELS

1.License Fee Model 1

Each [***], the [***] license fees of this license fee model shall be [***].

2.License Fee Model 2

Each [***], the [***] license fees of this license fee model shall be [***].

3.License Fee Model 3

Each [***], the [***] license fees of this license fee model shall be [***].

4.License Fee Model 4

Each [***], the [***] license fees of this license fee model shall be [***].

5.License Fee Model 5

Each [***], the [***] license fees of this license fee model shall be [***]

A-1

6.License Fee Model 6

Each [***], the [***] license fees of this license fee model shall be [***].

7.License Fee Model 7

Each [***], the [***] license fees of this license fee model shall be [***]

8.License Fee Model 8

Each [***], the [***] license fees of this license fee model shall be [***].

9.License Fee Model 9

Each [***], the [***] license fees of this license fee model shall be [***]
[***] means a [***] license fee equal to [***].

For the avoidance of doubt, under this Fee Model, the [***] Licensee Fees [***].
A-2

EXHIBIT B
INDEXES AND FUNDS

Effective Date of this Exhibit B: October 1, 2022

This Exhibit B is attached to and forms a part of the Schedule No. 2 (internal MSCI reference: ESGA_00269428.0) dated and effective as of October 1, 2022 among the parties thereto.

This Exhibit B may be amended for the addition or deletion of Funds by amendment substantially in the form of the template set forth in Exhibit C (“Amendment Template”), which may be modified from time to time.

Funds are only permitted for [***].

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

1.Indexes licensed to BlackRock Fund Advisors for the following Funds and associated license fees:

If the below list of Funds either includes or omits a Fund that the parties inadvertently included or omitted, the parties will work in good faith to amend this Exhibit to correct the list of existing Funds, as is necessary.
B-1

No.	Index Name	Fund Name	Domicile of Fund	License Fee Model
BFA1	Bloomberg MSCI Canada Corporate Choice ESG Screened 10% Issuer Capped Index	iShares ESG Advanced Canadian Corporate Bond Index ETF	Canada	[***]
BFA2	Bloomberg MSCI 1-5 year Canada Corporate Choice ESG Screened 10% Issuer Capped Index	iShares ESG Advanced 1-5 Year Canadian Corporate Bond Index ETF	Canada	[***]
BFA3	Bloomberg MSCI Canadian Aggregate ESG Focus Index	iShares ESG Aware Canadian Aggregate Bond Index ETF	Canada	[***]
BFA4	Bloomberg MSCI 1-5 Year Canadian Aggregate ESG Focus Index	iShares ESG Aware Canadian Short Term Bond Index ETF	Canada	[***]
BFA5	Bloomberg MSCI US Corporate 0-3 Sustainable SRI Index	iShares $ Corp Bond 0-3yr ESG UCITS ETF	Ireland	[***]
BFA6	Bloomberg MSCI US Corporate Sustainable SRI Index	iShares $ Corp Bond ESG UCITS ETF	Ireland	[***]
BFA7	Bloomberg MSCI US Corporate High Yield Sustainable BB+ SRI Bond Index	iShares $ High Yield Corp Bond ESG UCITS ETF	Ireland	[***]
BFA8	Bloomberg MSCI Euro Corporate 0-3 Sustainable SRI Index	iShares € Corp Bond 0-3yr ESG UCITS ETF	Ireland	[***]
BFA9	Bloomberg MSCI Euro Corporate High Yield Sustainable BB+ SRI Bond Index	iShares € High Yield Corp Bond ESG UCITS ETF	Ireland	[***]
BFA10	Bloomberg MSCI Euro Corporate Sustainable SRI Index	iShares € Corp Bond ESG UCITS ETF	Ireland	[***]
BFA11	Bloomberg MSCI Euro Green Bond SRI including Nuclear Power Index	iShares € Green Bond UCITS ETF	Ireland	[***]
BFA12	Bloomberg MSCI Euro Aggregate Sustainable and Green Bond SRI Index	iShares € Aggregate Bond ESG UCITS ETF	Ireland	[***]
BFA13	Bloomberg MSCI EUR Corporate Interest Rate Hedged Sustainable SRI Index	iShares € Corp Bond Interest Rate Hedged ESG UCITS ETF	Ireland	[***]
BFA14	Bloomberg MSCI EUR FRN Corporate 3% Issuer Cap Sustainable SRI Index	iShares € Floating Rate Bond ESG UCITS ETF	Ireland	[***]
BFA15	Bloomberg MSCI Euro Corporate Climate Paris Aligned ESG Select Index	iShares € Corp Bond ESG Paris-Aligned Climate UCITS ETF	Ireland	[***]
BFA16	Bloomberg MSCI Dollar Corporate Climate Paris Aligned ESG Select Index	iShares $ Corp Bond ESG Paris-Aligned Climate UCITS ETF	Ireland	[***]
BFA17	Bloomberg MSCI Euro Corporate ex Financials 1-5 Sustainable SRI Index	iShares € Corp Bond ex-Financials 1-5yr ESG UCITS ETF	Ireland	[***]
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BFA18	Bloomberg MSCI Global Aggregate Sustainable and Green Bond SRI Index	iShares Global Aggregate Bond ESG UCITS ETF	Ireland	[***]
BFA19	Bloomberg MSCI US Corporate 1-5 Year ESG Focus Index	iShares ESG Aware 1-5 Year USD Corporate Bond ETF	United States	[***]
BFA20	Bloomberg MSCI US High Yield Choice ESG Screened Index	iShares ESG Advanced High Yield Corporate Bond ETF	United States	[***]
BFA21	Bloomberg MSCI US Universal Choice ESG Screened Index	iShares ESG Advanced Total USD Bond Market ETF	United States	[***]
BFA22	Bloomberg MSCI US Aggregate ESG Focus Index	iShares ESG Aware U.S. Aggregate Bond ETF	United States	[***]
BFA23	Bloomberg MSCI US Corporate ESG Focus Index	iShares ESG Aware USD Corporate Bond ETF	United States	[***]
BFA24	Bloomberg MSCI USD Green Bond Select Index	iShares USD Green Bond ETF	United States	[***]
BFA25	Bloomberg MSCI Global Aggregate Sustainable and Green Bond SRI 100% Hedged to AUD Index	iShares Global Aggregate Bond ESG (AUD Hedged) ETF	Australia	[***]

The parties hereto acknowledge and agree that this Exhibit B terminates and replaces all versions of this Exhibit B with an effective date before the Effective Date of this Exhibit B.

MSCI Inc. By: /s/ Joke Jacinto Name: Joke Jacinto Title: Executive Director	BlackRock Fund Advisors By: /s/ Lindsey Shapiro Name: Lindsey Shapiro Title: Managing Director

MSCI Limited By: /s/ Ammo Sandhawalia Name: Ammo Sandhawalia Title: Vice President, Finance
B-3

EXHIBIT C
AMENDMENT TEMPLATE

AMENDMENT
THIS AMENDMENT (this “Amendment”), dated as of ____________ (the “Amendment Effective Date”), is made to Exhibit B (internal MSCI reference: ESGA_00269601.0) dated as of October 1, 2022 (the “Exhibit”), which is attached to Schedule No. 2 (internal MSCI reference: ESGA_00269428.0) dated as of October 1, 2022 (the “Schedule”) by and among MSCI Inc. and MSCI Limited (as applicable, “MSCI”) and BlackRock Fund Advisors (as applicable, “Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Exhibit or the Schedule, as the case may be.
WHEREAS, MSCI and Licensee entered into, and now wish to amend, the Exhibit.
NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, MSCI and Licensee hereby agree as follows:
1.Effective as of [the Amendment Effective Date or some other specified date], the following row(s) shall be added to the table set forth in Section 1 of the Exhibit:

No.	Index Name	Fund Name	Domicile of Fund	License Fee Model
BFA[number]
BFA[number]

2.Effective as of [the Amendment Effective Date or some other specified date], the following row(s) shall be deleted from the table set forth in Section 1 of the Exhibit:

No.	Index Name	Fund Name	Domicile of Fund	License Fee Model
BFA[number]
BFA[number]

3.Except as set forth herein, the Exhibit and the Schedule shall remain in full force and effect. This Amendment amends and operates in conjunction with the Exhibit and the Schedule. This Amendment, the Exhibit and the Schedule constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter. To the extent that this Amendment conflicts with the Exhibit or the Schedule, this Amendment shall control. No right or license of any kind is
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granted to Licensee except as expressly provided in the Schedule, the Exhibit and this Amendment.
4.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

MSCI Inc. By: _________________________________ Name: Title:	BlackRock Fund Advisors By: ___________________________________ Name: Title:

MSCI Limited By: _________________________________ Name: Title:

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